 OMB APPROVAL
 OMB Number: 3235-0570
 Expires: November 30, 2005
 Estimated average burden
 hours per response: 5.0



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-4384
                                       ----------------

              Strong Equity Funds II, Inc.; on behalf of Strong All
                  Cap Value Fund, Strong Multi Cap Value Fund,
        Strong Small Company Value Fund and Strong Strategic Value Fund.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003


                                                                      The Strong

                                                                           Value

                                                                           Funds

                              [PHOTO APPEARS HERE]

                   Strong All Cap Value Fund

                    Strong Dow 30 Value Fund

             Strong Mid Cap Disciplined Fund

                 Strong Multi Cap Value Fund

             Strong Small Company Value Fund

                 Strong Strategic Value Fund

                 Strong Dividend Income Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003


                                                                      The Strong

                                                                           Value

                                                                           Funds

Table of Contents

Investment Reviews

     Strong All Cap Value Fund ................................ 2
     Strong Dow 30 Value Fund ................................. 4
     Strong Mid Cap Disciplined Fund .......................... 6
     Strong Multi Cap Value Fund .............................. 8
     Strong Small Company Value Fund ..........................10
     Strong Strategic Value Fund ..............................12
     Strong Dividend Income Fund ..............................14

Financial Information

     Schedules of Investments in Securities
          Strong All Cap Value Fund ...........................16
          Strong Dow 30 Value Fund ............................18
          Strong Mid Cap Disciplined Fund .....................18
          Strong Multi Cap Value Fund .........................20
          Strong Small Company Value Fund .....................22
          Strong Strategic Value Fund .........................23
          Strong Dividend Income Fund .........................26
     Statements of Assets and Liabilities .....................29
     Statements of Operations .................................32
     Statements of Changes in Net Assets ......................36
     Notes to Financial Statements ............................38

Financial Highlights ..........................................47

Directors and Officers ........................................51

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                      /s/ Dick

Strong All Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong All Cap Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the energy sector or other sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risks, for liquidity, or to enhance the Fund's return). The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                                                   Lipper
                The Strong                         Mid-Cap
                  All Cap          S&P 500          Core
                Value Fund         Index*       Funds Index*
Mar 02           $ 10,000         $ 10,000        $ 10,000
Jun 02           $  8,930         $  8,661        $  8,939
Sep 02           $  7,020         $  7,166        $  7,476
Dec 02           $  7,580         $  7,769        $  7,968
Mar 03           $  7,280         $  7,524        $  7,665
Jun 03           $  9,060         $  8,682        $  9,092

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

We're happy to report excellent absolute results for the first half of the year. On a relative basis, the Fund's performance also significantly exceeded that of its broad-based benchmark, the S&P 500 Index. Although the first quarter was challenging, the second quarter's results were particularly strong.

Improvement in the second quarter

The first two months of the year started off troublesome and wearisome, weighed down by negative economic data, concerns about impending war with Iraq, the SARS outbreak, and poor weather conditions.

Beginning in mid-March, though, a strong reversal of some of those trends converged to drive a market rally. Among the positive factors were better-than-expected corporate earnings, quick progress in the Iraq war, continued interest rate easing by the Federal Reserve, and improving consumer confidence. In addition, new tax legislation passed in May that featured cuts on capital gains and dividends spurred more gains toward the end of the period.

A variety of stocks contributed to performance

The strongest sectors of the market for the first half of the year were technology and healthcare as compared to the Russell 3000(R) Value Index. The Fund's holdings in these sectors participated in the strong returns, but the main driver of performance over the period was individual stock selection.

Companies that made positive contributions to performance came from a number of industries, including specialty metals and chemicals, military suppliers, and suppliers of products and services to the petroleum industry. Consumer-oriented stocks, including clothing makers, consumer electronics retailers, Internet service providers, and boating supply companies also made positive contributions.

Diminishing the results from those companies were negative contributions from companies in building supplies, IT consulting, and utilities.

The outlook for value investing

For the past three years, the economy and the markets were on a declining trend. For many investors, fear and a desire for capital preservation overpowered the quest for capital appreciation. As a result, the proportion of assets in money market funds and fixed-income investments has reached a very high level. If the equity markets continue to improve, more investors could be enticed to shift more of these assets into stocks.

The Federal Reserve has been a good friend to many by providing ample liquidity with low interest rates.

Housing prices in general remain strong, with many homeowners taking advantage of low interest rates by refinancing mortgages--in many cases more than once--and also taking advantage of cash-out mortgages. Nothing inspires consumers' confidence more than having additional money in their pockets. We might prefer to see consumers getting that money through job growth and improved personal income, but at this point, the end result is the same.

The year 2004 will bring a Presidential election. The Bush Administration is working to win votes and has a Republican-majority Senate eager to provide fiscal stimulus for the economy to help. For the moment, the overall environment is starting to look good, and we believe this scenario bodes well for a cyclical market upturn.

We thank you for your continued investment in the Strong All Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
-----------------------------------------

          1-year                     1.46%

          Since Fund Inception      -7.55%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dow 30 Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dow 30 Value Fund seeks capital growth. The Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM)(DJIA)./1/ The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade, fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-03

                              [CHART APPEARS HERE]

                                 Dow Jones         Lipper
                The Strong      Industrial       Large-Cap
                  Dow 30        Average(SM)     Value Funds
                Value Fund       (DJIA)*           Index*
Dec 97           $ 10,000        $ 10,000         $ 10,000
Jun 98           $ 11,273        $ 11,411         $ 11,276
Dec 98           $ 11,611        $ 11,813         $ 11,824
Jun 99           $ 13,978        $ 14,227         $ 13,152
Dec 99           $ 14,499        $ 15,023         $ 13,099
Jun 00           $ 13,612        $ 13,729         $ 12,838
Dec 00           $ 13,811        $ 14,290         $ 13,355
Jun 01           $ 13,422        $ 14,022         $ 12,867
Dec 01           $ 12,804        $ 13,510         $ 12,209
Jun 02           $ 11,908        $ 12,577         $ 11,098
Dec 02           $ 10,747        $ 11,486         $  9,807
Jun 03           $ 11,567        $ 12,523         $ 10,861

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months ended June 30, 2003, the Fund's performance was close to that of its broad-based benchmark, the Dow Jones Industrial Average. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. In the second quarter, the Fund posted strong returns as quick progress on the war boosted investor and consumer confidence.

Two very different quarters

The economy and markets started January on an optimistic note, but both quickly fell as fears of the impact of war with Iraq consumed the minds of investors, businesses, and consumers. In the uncertainty, businesses delayed spending and made additional cutbacks in payroll, and consumer confidence weakened. Equities reached their low point in mid-March, and returns in most sectors were negative.

In the second quarter, however, the progress of the coalition forces in Iraq proved to be better than many expected, driving strong upward momentum in the markets. The recovery was broad-based, with virtually every sector posting positive returns. Newly restored confidence in America--not just in its military strength but also in its economic power--drove this sea change in investor sentiment. Continued monetary stimulus from the Federal Reserve and fiscal stimulus in the form of tax cuts from the President and Congress also helped to increase optimism regarding the prospects for economic recovery.

As investors gained more confidence in the economy, they became willing to put more money back into the equity markets--even though current economic news has been mixed. This is consistent with a role the stock market has historically played--as a leading indicator of economic growth.

Large-cap stocks performed more strongly in the early part of this rebound, from mid-March through mid-April. At that point, investor sentiment and tolerance for risk accelerated, which allowed small- and mid-cap stocks to outperform large-cap stocks. For similar reasons, growth stocks outperformed value stocks in the second-quarter rally and for the period overall.

Our approach to an improving economy

Over the period, we did not make major changes to the overall makeup of the portfolio, which invests primarily in the 30 stocks that make up the Dow Jones Industrial Average. Half of the Fund's assets are invested in those stocks in proportion to their representation in the index. We actively manage the other half of the Fund, adding to our positions in those stocks that meet our value criteria and that we believe offer the potential for outperformance.

This approach led us to add to our position in financials stocks early in the year. These stocks hurt performance in the first quarter, but in the second they were among the strongest holdings in the actively managed portion of the Fund. Stocks in the technology and industrial materials sectors also made significant, positive contributions to the performance of the Fund's active portfolio.

Recovery appears likely to continue

Consumer-related sectors have led the recovery to date, with housing activity and car sales both playing key roles in leading the economy out of recession. Despite weak employment data, consumer spending fundamentals remain fairly healthy and appear set to improve. Spending on housing and cars may slow, but retail and services spending may very well increase to fill the void.

Although businesses may wait a little longer before gaining full confidence and stepping up spending, we believe that once the turn comes, it could progress more quickly than expected. The cost-cutting measures that have been taking place over the past several years could set the stage for profits to expand faster than revenues.

Despite recent gains, price/earnings ratios for many stocks are still very reasonable, particularly when adjusted to account for low interest rates. We believe significant opportunities for further appreciation remain available in a variety of sectors.

At this point, we do not anticipate making significant changes to the actively managed portion of the portfolio over the remainder of 2003. We have already positioned this part of the Fund in those stocks meeting our value criteria that we believe are poised to benefit from current economic conditions. Of course, we will continue to closely monitor our stocks and the broader environment and strive to make adjustments as necessary.

Thank you for your investment in the Strong Dow 30 Value Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
-----------------------------------------
          1-year                    -2.87%

          3-year                    -5.28%

          5-year                     0.52%

          Since Fund Inception       2.68%
          (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Dow Jones(SM), Dow Jones Industrial Average(SM), Dow 30(SM), The Dow(SM), and DJIA(SM) are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

     The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years for stock splits, stock dividends, and substitution of stock). The total return is computed by reinvesting quarterly dividends on a monthly basis. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-98 to 6-30-03

                              [CHART APPEARS HERE]

                 The Strong                       Lipper
                  Mid Cap        Russell         Mid-Cap
                Disciplined     Midcap(R)         Value
                    Fund          Index*       Funds Index*
Dec 98            $ 10,000      $ 10,000         $ 10,000
Mar 99            $ 11,740      $  9,953         $  9,603
Jun 99            $ 12,880      $ 11,034         $ 10,836
Sep 99            $ 11,420      $ 10,085         $ 10,041
Dec 99            $ 13,520      $ 11,823         $ 11,194
Mar 00            $ 15,580      $ 13,016         $ 11,654
Jun 00            $ 14,920      $ 12,428         $ 11,413
Sep 00            $ 15,200      $ 13,275         $ 12,124
Dec 00            $ 16,603      $ 12,799         $ 12,379
Mar 01            $ 14,878      $ 11,455         $ 11,901
Jun 01            $ 17,245      $ 12,548         $ 13,142
Sep 01            $ 15,060      $ 10,306         $ 11,528
Dec 01            $ 18,663      $ 12,079         $ 13,213
Mar 02            $ 20,099      $ 12,592         $ 14,036
Jun 02            $ 18,213      $ 11,389         $ 12,817
Sep 02            $ 15,128      $  9,381         $ 10,579
Dec 02            $ 16,465      $ 10,124         $ 11,276
Mar 03            $ 15,511      $  9,884         $ 10,800
Jun 03            $ 18,882      $ 11,690         $ 12,871

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results. Mid-cap stocks performed better than large-cap stocks, but not as well as small caps.

Because of our value discipline in a growth-tilted market, the Strong Mid Cap Disciplined Fund slightly underperformed its broad-based index, the Russell Midcap Index. The Fund did, however, outperform its peer group index, the Lipper Mid-Cap Value Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 Index posted its best quarterly return since 1998. A swift and favorable end to major combat in Iraq along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

Many sectors contributed to performance

Our strong valuation discipline tends to cause us to sell stocks as they appreciate; nonetheless, we were able to keep close to the pace of the torrid market, thanks to the steady pipeline of new ideas uncovered by our rigorous research process. Fund performance was helped by strong stock selection in most sectors, with the healthcare and industrial sectors being particular standouts. Our decision to add significantly to beaten-down healthcare stocks finally paid off in the second quarter, as growth investors aggressively bid up stock prices in this sector. We sold several strong performers, but we have continued to find enough opportunities in the sector to maintain a significant overweighting as compared to the broad-based benchmark.

Within the industrial sector, our focus was on waste companies as well as opportunistic purchases of defense companies. Both of these areas helped performance over the six months; we believe they should continue to do so as these companies are able to initiate or increase their dividends thanks to significant free-cash generation.

Our underweighting in the utility sector, which helped performance in 2002, hurt returns this period as the sector benefited from the dividend tax cut.

Some shifts in our sector allocations

Continuing a process begun a year ago, we reduced our position in financials in the first half of the year. In the mid-cap area of the market, this sector is dominated by regional banks, which held up better than average during the bear market. At this time, however, we find very few compelling financial ideas.

We are significantly overweighted in food stocks compared to the Russell Midcap Index, finding the steady growth, high dividends, and stable free cash flow of these businesses very compelling at this time. In addition, rotation out of this group by growth managers chasing faster-growth companies created an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

For the first time since 2000, we are underweighting technology stocks, also compared to the Russell Midcap Index. Euphoria has begun to return to this sector, and we believe the valuations of many companies are now excessive given our valuation discipline. Instead, we have found several stocks in the materials sector (specifically paper and packaging) that we believe could benefit just as well as technology in an economic recovery--but these stocks have much more attractive valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we also believe the steep market declines of the past three years are behind us.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                     3.67%

          3-year                     8.17%

          Since Fund Inception      15.19%
          (12-31-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Multi Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Multi Cap Value Fund seeks long-term capital growth, and current income is a secondary objective. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the energy sector or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                            From 10-22-85 to 6-30-03

                              [CHART APPEARS HERE]

                                                 Lipper
                The Strong                      Multi-Cap
                 Multi Cap       S&P 500          Value
                Value Fund        Index*       Funds Index*
Sep 85           $ 10,000       $  10,000        $ 10,000
Dec 85           $ 10,365       $  11,353        $ 10,971
Dec 86           $ 11,408       $  13,473        $ 12,691
Dec 87           $ 11,362       $  14,180        $ 13,459
Dec 88           $ 13,406       $  16,529        $ 15,897
Dec 89           $ 17,435       $  21,757        $ 19,271
Dec 90           $ 15,679       $  21,080        $ 17,971
Dec 91           $ 22,095       $  27,489        $ 22,808
Dec 92           $ 26,220       $  29,580        $ 25,377
Dec 93           $ 32,507       $  32,555        $ 28,861
Dec 94           $ 31,117       $  32,983        $ 28,893
Dec 95           $ 41,743       $  45,363        $ 37,853
Dec 96           $ 51,413       $  55,772        $ 45,798
Dec 97           $ 66,480       $  74,372        $ 58,122
Dec 98           $ 62,074       $  95,624        $ 61,915
Dec 99           $ 51,910       $ 115,744        $ 65,592
Dec 00           $ 53,772       $ 105,216        $ 71,912
Dec 01           $ 55,661       $  92,721        $ 72,844
Dec 02           $ 42,465       $  72,236        $ 60,019
Jun 03           $ 47,523       $  80,726        $ 68,204

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the first six months of 2003, the Strong Multi Cap Value Fund outperformed its broad-based benchmark, the S&P 500 Index. The first two-and-a-half months of the year were challenging, but the Fund--and the markets--rebounded strongly thereafter.

A dramatic change in the markets

The first two months of the year started off troublesome and wearisome, weighed down by negative economic data, concerns about impending war with Iraq, the SARS outbreak, and poor weather conditions.

Beginning in mid-March, though, a strong reversal of some of those trends converged to drive a market rally. Among the positive factors were better-than-expected corporate earnings, quick progress on the Iraq war, continued interest rate easing by the Federal Reserve, and improving consumer confidence. In addition, new tax legislation passed in May that featured cuts on capital gains and dividends spurred more gains toward the end of the period.

Equity indices posted double-digit returns for the first half of the year, with small caps outperforming large caps, and growth stocks edging out value.

Many contributors to positive results

In general, the Fund benefited from certain positions in energy, technology, and healthcare. Energy stocks, as well as the stocks of companies that supply or service the energy industry, benefited from the continuation of high crude oil prices and a sharp increase in the price for natural gas.

Strong contributors to Fund performance in the first half of the year came from a variety of industries, including wireless services, healthcare, specialty engineering and construction, semiconductor equipment, and energy services.

While the Fund outperformed its broad-based benchmark, the S&P 500 Index, holdings in consumer cyclicals and certain basic material stocks hurt our overall performance.

The outlook for value investing

For the past three years, the economy and the markets were on a declining trend. For many investors, fear and a desire for capital preservation overpowered the quest for capital appreciation. As a result, the proportion of assets in money market funds and fixed-income investments has reached a very high level. If the equity markets continue to improve, more investors could be enticed to shift more of these assets into stocks.

The Federal Reserve has been a good friend to many by providing ample liquidity with low interest rates. Housing prices in general remain strong, with many homeowners taking advantage of low interest rates by refinancing mortgages--in many cases more than once--and also taking advantage of cash-out mortgages. Nothing inspires consumers' confidence more than having additional money in their pockets. We might prefer to see consumers getting that money through job growth and improved personal income, but at this point the end result is the same.

The year 2004 will bring with it a Presidential election. The Bush Administration is working to win votes and has a Republican-majority Senate eager to provide fiscal stimulus for the economy to help. For the moment, the overall environment is starting to look good, and we believe this scenario bodes well for a cyclical market upturn.

We thank you for your continued investment in the Strong Multi Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                    -9.62%

          3-year                    -2.69%

          5-year                    -7.11%

          10-year                    5.12%

          Since Fund Inception       9.21%
          (10-22-85)

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Small Company Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Small Company Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "small-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager tries to take advantage of the market's attention on short-term prospects by focusing on indicators of a company's long-term success, such as balance sheets and underlying assets. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                        Lipper
                   Small          Russell        Small-Cap
                  Company         2000(R)          Core
                Value Fund         Index*       Funds Index*
Mar 02           $ 10,000        $ 10,000         $ 10,000
Jun 02           $  9,570        $  9,165         $  9,133
Sep 02           $  8,120        $  7,203         $  7,372
Dec 02           $  9,120        $  7,647         $  7,799
Mar 03           $  8,430        $  7,304         $  7,396
Jun 03           $ 11,350        $  9,014         $  8,917

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results.

Despite our valuation discipline in a growth-tilted market, we outperformed our broad-based index, the Russell 2000(R) Index, and our peer group as represented by the Lipper Small-Cap Core Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 Index posted its best quarterly return since 1998. Gold reached a seven-year high, oil hit levels last reached in 1990, and natural gas matched its all-time high. A swift and favorable end to major combat in Iraq, along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

We were able to keep pace with the torrid market, thanks to the steady pipeline of new ideas provided by our rigorous research process. The Fund's performance was helped by strong stock selection across the board, though the healthcare, industrial, and technology sectors were particular standouts. Our decision to add significantly to beaten-down healthcare stocks finally paid off in the second quarter, as growth investors aggressively bid up stock prices in this sector. We sold several strong performers but have continued to find enough opportunities in the sector to maintain a modest overweighting as compared to the broad-based index, the Russell 2000 Index.

Some changes among the Fund's sectors

Continuing a process begun a year ago, we reduced our position in financials in the first half of the year. In the small-cap area of the market, this sector is dominated by thrifts and Real Estate Investment Trusts (REITs), which held up better than average during the bear market. At this point, however, we find very few compelling financial ideas. Should interest rates increase--a reasonable scenario given their currently low levels--we believe both thrifts and REITs would be likely to underperform.

We are significantly overweighted in food stocks, compared to the Russell 2000 Index, finding the steady growth, high dividends, and stable free cash flow of these businesses very compelling at this time. In addition, rotation out of this group by growth managers chasing faster-growth companies created an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

Other sectors worthy of mention are consumer discretionary and materials. We are currently underweighted in consumer discretionary stocks, again compared to the Russell 2000 Index, having taken profits on retailers that we had previously added opportunistically. In their place, we have identified several stocks in the materials sector (specifically paper-related) that we believe should be able to benefit from an economic recovery and currently offer much more compelling valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we also believe the steep market declines of the past three years are behind us.

We will continue to keep our head down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Small Company Value Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                    18.60%

          Since Fund Inception      10.59%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Strategic Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Strategic Value Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of companies that the Fund's manager believes are undervalued relative to the market based on earnings, discounted cash flows, or asset value. The Fund may invest in stocks of any size. The manager engages in in-depth, first-hand research to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price. In determining that a company's growth potential is not currently reflected in its stock price, the manager compares internal research to published, independent industry reports regarding the expected growth of the company. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                                                  Lipper
                The Strong                       Multi-Cap
                 Strategic        S&P 500          Value
                Value Fund         Index*       Funds Index*
Mar 02           $ 10,000        $ 10,000         $ 10,000
Jun 02           $  9,080        $  8,661         $  8,955
Sep 02           $  7,420        $  7,166         $  7,438
Dec 02           $  8,014        $  7,769         $  8,048
Mar 03           $  7,502        $  7,524         $  7,709
Jun 03           $  8,896        $  8,682         $  9,145

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results.

Because of our value discipline in a growth-tilted market, the Strong Strategic Value Fund slightly underperformed its broad-based index, which is the S&P 500 Index, and its peer benchmark, which is the Lipper Multi-Cap Value Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 posted its best quarterly return since 1998. Gold reached a seven-year high, oil hit levels last reached in 1990, and natural gas matched its all-time high. A swift and favorable end to major combat in Iraq, along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

Factors driving the Fund's performance

The portfolio's performance was helped by solid stock selection, particularly in financials and consumer discretionary stocks. On the other side, holdings in the energy and utilities sectors were modest drags on performance.

During the six months, we took profits on many of our holdings in the financials sector. While these stocks have contributed positively to performance, we believe that if interest rates increase--a reasonable expectation given their currently low levels--these stocks could underperform. With the proceeds from these sales, we added several stocks from the materials sector, specifically paper and packaging. We believe these stocks should be able to benefit more from an economic recovery, and we were still able to purchase them at compelling valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we believe the steep market declines of the past three years are behind us. We also believe companies are now less vulnerable to self-inflicted harm in the form of accounting irregularities and other corporate misconduct.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Strategic Value Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                    -2.02%

          Since Fund Inception      -8.88%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dividend Income Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dividend Income Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its total assets in large- and medium-capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flow, or asset value), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 7-1-93 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                         Lipper
                 Dividend                          Equity
                  Income          S&P 500       Income Funds
                   Fund            Index*          Index*
Jul 93           $ 10,170        $  9,960         $ 10,081
Dec 93           $ 10,450        $ 10,495         $ 10,558
Dec 94           $ 10,178        $ 10,633         $ 10,461
Dec 95           $ 13,939        $ 14,624         $ 13,582
Dec 96           $ 15,106        $ 17,980         $ 16,023
Dec 97           $ 19,270        $ 23,976         $ 20,374
Dec 98           $ 23,190        $ 30,828         $ 22,774
Dec 99           $ 23,326        $ 37,314         $ 23,728
Dec 00           $ 29,699        $ 33,920         $ 25,498
Dec 01           $ 26,373        $ 29,891         $ 24,172
Dec 02           $ 21,159        $ 23,288         $ 20,200
Jun 03           $ 23,241        $ 26,024         $ 22,118

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Dividend Income Fund posted positive returns during the first half of the year, boosted by the strong performance among equities. The Fund's performance over the six months closely resembled that of the overall market, with generally declining performance in the first two months followed by strong appreciation over most of the rest of the period.

The Fund slightly underperformed its broad-based benchmark, the S&P 500 Index. This in large part reflected the strength of smaller, higher-growth stocks relative to larger, dividend-paying stocks during the second-quarter rally.

A strong market recovery

The exceptional equity recovery during the second quarter was fueled by a number of factors, including the relatively quick progress on the Iraq war, new tax cuts affecting both capital-gains rates and dividend taxation, and continued monetary stimulus from the Federal Reserve. The rally was particularly strong among smaller-capitalization equities, which as we have noted, contributed to the Fund's slight underperformance relative to its broad market benchmark.

Although relative performance was hurt in recent months by our emphasis on larger dividend-paying stocks, late in the period many of our holdings with attractive dividend yields began to experience meaningful levels of appreciation. This was apparently a response to the change in the tax treatment of dividends paid out to investors, which makes such stocks more attractive to many tax-conscious investors.

New developments in a number of sectors

Throughout the period, financials remained the largest single sector in the portfolio. This area of the market has continued to provide the Fund with significant potential for rising dividends. The Fund's largest and second-largest holdings both come from this sector, and both are among the largest companies in their industry. These companies have either already increased their dividend significantly or expressed inclination to do so.

Utility companies continue to be another area of emphasis in the portfolio. In the current environment, we have been able to identify a number of well-positioned utilities that we believe offer the potential for attractive dividend growth, which in turn offers the opportunity for capital appreciation.

We made our most significant changes to the portfolio over the six months in the telecommunications area. Following an unfavorable ruling by the Federal Communication Commission, we reduced our exposure to the sector. We believe that competition among the phone companies is now likely to further intensify, placing additional pressure on these companies' profit margins. In place of some of these holdings, we increased our exposure to the consumer discretionary area and added to our holdings among select technology-related companies.

Our view of the road ahead

We are optimistic about the outlook for the equity markets in general and larger, dividend-paying stocks specifically. Our approach to dividend-paying stocks favors larger, undervalued companies with conservative capital structures, strong market share, and the potential to increase dividends over time. We believe this focus will provide competitive risk-adjusted total returns over the long term.

The new tax legislation is expected to lead to a greater emphasis on dividends as way to reward shareholders. Several companies have already responded by increasing their dividends--a trend we expect to continue.

Thank you for your investment in the Strong Dividend Income Fund. We appreciate the opportunity to help you pursue your vital financial goals.

William A. Ferer
Portfolio Co-Manager

Mark D. Luftig
Portfolio Co-Manager

William H. Reaves
Portfolio Co-Manager

Ronald J. Sorenson
Portfolio Co-Manager

Average Annual Total Returns/1/
As of 6-30-03

Investor Class
------------------------------------------
          1-year                    -5.51%

          3-year                    -1.81%

          5-year                     2.77%

          Since Fund Inception       8.80%
          (7-1-93)

Class K/2/
------------------------------------------
          1-year                    -5.08%

          3-year                    -1.58%

          5-year                     2.91%

          Since Fund Inception       8.88%
          (7-1-93)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Strong Dividend Income Fund prior to December 8, 2001, is based on the Fund's previous investment strategy where the Fund was managed as a nondiversified utilities fund.

/2/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Equity Income Funds Index is the average of the 30 largest funds in the Lipper Equity Income Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG ALL CAP VALUE FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 96.4%
Auto Manufacturers - Domestic 1.2%
General Motors Corporation                               1,350   $       48,600

Auto/Truck - Original Equipment 0.8%
Dura Automotive Systems, Inc. (b)                        3,390           33,256

Banks - Southeast 0.5%
Hibernia Corporation Class A                             1,040           18,886

Building - Cement/Concrete/Aggregate 0.5%
U.S. Concrete, Inc. (b)                                  5,860           22,502

Building - Construction Products/
 Miscellaneous 1.6%
Royal Group Technologies, Ltd. (b)                       9,015           64,277

Building - Heavy Construction 1.5%
Chicago Bridge & Iron Company NV                         2,635           59,762

Chemicals - Fertilizers 1.9%
Agrium, Inc.                                             7,040           77,158

Chemicals - Plastics 1.9%
Intertape Polymer Group, Inc. (b)                        7,590           45,160
PolyOne Corporation                                      7,195           32,018
                                                                 --------------
                                                                         77,178

Chemicals - Specialty 1.3%
OM Group, Inc.                                           3,565           52,512

Commercial Services - Security/Safety 1.6%
Armor Holdings, Inc. (b)                                 1,555           20,837
DHB Industries, Inc.                                    10,510           42,986
                                                                 --------------
                                                                         63,823

Commercial Services - Staffing 1.7%
kforce.com, Inc. (b)                                     6,700           32,361
MPS Group, Inc. (b)                                      5,375           36,980
                                                                 --------------
                                                                         69,341

Computer - Integrated Systems 0.7%
Evans & Sutherland Computer Corporation (b)              5,330           30,274

Computer - Memory Devices 1.4%
Iomega Corporation (b)                                   5,470           57,982

Computer Software - Enterprise 1.7%
Lightbridge, Inc. (b)                                    4,885           42,792
OSI Systems, Inc. (b)                                    1,730           27,784
                                                                 --------------
                                                                         70,576

Computer Software - Medical 0.8%
IDX Systems Corporation (b)                              2,025           31,428

Containers 0.8%
Constar International, Inc. (b)                          4,110           31,195

Electrical - Equipment 0.9%
Encore Wire Corporation (b)                              3,770           35,815

Electronics - Semiconductor Equipment 0.4%
Credence Systems Corporation (b)                         1,735           14,695

Electronics - Semiconductor Manufacturing 0.5%
TriQuint Semiconductor, Inc. (b)                         4,700           19,552

Electronics Products - Miscellaneous 0.6%
Celestica, Inc. (b)                                      1,515           23,877

Energy - Other 0.5%
Headwaters, Inc. (b)                                     1,280           18,803

Finance - Investment Brokers 0.6%
Labranche & Company, Inc.                                1,160           24,000

Food - Miscellaneous Preparation 0.9%
Del Monte Foods Company (b)                              4,305           38,056

Household - Office Furniture 0.4%
American Financial Realty Trust                          1,100           16,401

Insurance - Accident & Health 1.0%
UnumProvident Corporation                                2,910           39,023

Insurance - Life 1.1%
Phoenix Companies, Inc.                                  5,100           46,053

Insurance - Property/Casualty/Title 7.3%
Argonaut Group, Inc.                                     4,060           49,897
Chubb Corporation                                        1,200           72,000
Endurance Specialty Holdings, Ltd.                         665           19,850
Hartford Financial Services Group, Inc.                    530           26,691
Mercury General Corporation                              1,595           72,812
Penn-America Group, Inc.                                 4,810           54,113
                                                                 --------------
                                                                        295,363

Internet - E*Commerce 2.8%
FreeMarkets, Inc. (b)                                    6,240           43,430
Stamps.com, Inc. (b)                                    14,810           71,088
                                                                 --------------
                                                                        114,518

Internet - Internet Service
 Provider/Content 0.5%
EarthLink, Inc. (b)                                      2,655           20,948

Medical - Biomedical/Genetics 2.0%
CV Therapeutics, Inc. (b)                                1,775           52,647
deCODE GENETICS, INC. (b)                                9,785           30,529
                                                                 --------------
                                                                         83,176

Medical - Generic Drugs 1.1%
Andrx Group (b)                                          2,275           45,273

Medical - Nursing Homes 1.4%
Beverly Enterprises, Inc. (b)                           16,010           56,035

Medical - Outpatient/Home Care 0.7%
Gentiva Health Services, Inc. (b)                        3,135           28,215

Medical - Products 1.7%
Discovery Partners International, Inc. (b)               4,760           21,134
OraSure Technologies, Inc. (b)                           6,665           49,721
                                                                 --------------
                                                                         70,855

Metal Ores - Gold/Silver 4.7%
Apex Silver Mines, Ltd. (b)                              4,065           59,959
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (c)                                       4,360           58,729
Meridian Gold, Inc. (b)                                  2,340           26,887
Newmont Mining Corporation Holding Company               1,400           45,444
                                                                 --------------
                                                                        191,019

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Metal Ores - Miscellaneous 3.9%
Alcan, Inc.                                              1,775   $       55,540
BHP Billiton, Ltd. Sponsored ADR                         3,265           37,841
Cleveland-Cliffs, Inc. (b)                               1,850           33,023
Inco, Ltd. (b)                                           1,465           30,970
                                                                 --------------
                                                                        157,374

Oil & Gas - Canadian Exploration &
 Production 0.8%
Canadian Natural Resources, Ltd.                           855           34,123

Oil & Gas - Canadian Integrated 1.1%
Imperial Oil, Ltd.                                       1,300           45,396

Oil & Gas - Drilling 3.0%
Helmerich & Payne, Inc.                                  1,140           33,288
Pride International, Inc. (b)                              995           18,726
Transocean, Inc. (b)                                     3,150           69,205
                                                                 --------------
                                                                        121,219

Oil & Gas - Field Services 8.2%
Global Industries, Ltd. (b)                             16,585           79,940
Key Energy Services, Inc. (b)                            7,570           81,150
Layne Christensen Company (b)                            6,360           51,325
Petroleum Helicopters, Inc. (b)                          1,120           35,336
Schlumberger, Ltd.                                       1,765           83,961
                                                                 --------------
                                                                        331,712
Oil & Gas - International Specialty 1.8%
CNOOC, Ltd. ADR                                          2,500           74,250

Oil & Gas - Machinery/Equipment 2.1%
Input/Output, Inc. (b)                                   7,385           39,731
Matrix Service Company (b)                               2,700           46,386
                                                                 --------------
                                                                         86,117

Oil & Gas - United States Exploration &
 Production 6.9%
Forest Oil Corporation (b)                               3,225           81,012
Noble Energy, Inc.                                       1,435           54,243
Pioneer Natural Resources Company (b)                    1,685           43,979
Range Resources Corporation (b)                         12,155           76,212
Stone Energy Corporation (b)                               570           23,894
                                                                 --------------
                                                                        279,340
Oil & Gas - United States Integrated 0.9%
El Paso Corporation                                      4,800           38,784

Pollution Control - Services 0.9%
Calgon Carbon Corporation                                6,530           37,548

Retail - Apparel/Shoe 1.9%
Limited Brands                                             795           12,323
Stage Stores, Inc. (b)                                   1,535           36,073
The Wet Seal, Inc. Class A (b)                           2,705           28,889
                                                                 --------------
                                                                         77,285

Retail - Department Stores 0.6%
J.C. Penney Company, Inc.                                1,550           26,118

Retail - Miscellaneous/Diversified 2.3%
Sharper Image Corporation (b)                            1,640           44,723
West Marine, Inc. (b)                                    2,695           47,189
                                                                 --------------
                                                                         91,912

Retail/Wholesale - Auto Parts 0.2%
The Pep Boys - Manny, Moe & Jack                           535            7,228

Retail/Wholesale - Computer/Cellular 0.6%
Insight Enterprises, Inc. (b)                            2,445           24,597

Steel - Producers 2.0%
IPSCO, Inc.                                              3,585           38,360
Steel Dynamics, Inc. (b)                                 3,130           42,881
                                                                 --------------
                                                                         81,241

Steel - Specialty Alloys 1.8%
GrafTech International, Ltd. (b)                        13,170           71,777

Telecommunications - Cellular 2.1%
AT&T Wireless Services, Inc. (b)                        10,530           86,451

Telecommunications - Equipment 1.7%
ADC Telecommunications, Inc. (b)                        29,780           69,328

Textile - Apparel Manufacturing 1.4%
Guess, Inc. (b)                                          9,500           57,000

Transportation - Rail 2.5%
CSX Corporation                                          3,435          103,359

Utility - Electric Power 0.7%
TECO Energy, Inc.                                        2,240           26,858
-------------------------------------------------------------------------------
Total Common Stocks (Cost $3,639,904)                                 3,919,444
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Repurchase Agreements
State Street Bank (Dated 6/30/03),
 0.75%, Due 7/01/03 (Repurchase proceeds
 $260,505); Collateralized by: United States
 Government & Agency Issues (d)                    $   260,500          260,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $260,500)                            260,500
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,900,404) 102.8%                                             4,179,944
Other Assets and Liabilities, Net (2.8%)                               (112,874)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    4,067,070
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                      Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                 130   $       21,408
Options written during the period                           90           15,709
Options closed                                            (160)         (27,817)
Options expired                                            (55)          (7,990)
Options exercised                                           --               --
                                                   -----------   --------------
Options outstanding at end of period                         5   $        1,310
                                                   ===========   ==============

WRITTEN CALL OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd.
 Sponsored ADR
 (Strike Price is $12.50. Expiration date
 is 11/21/03. Premium received is $1,310)                    5   $         (963)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG DOW 30 VALUE FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.1%
Aerospace - Defense 3.9%
The Boeing Company                                      98,100   $    3,366,792

Auto Manufacturers - Domestic 1.4%
General Motors Corporation                              33,700        1,213,200

Banks - Money Center 11.6%
Citigroup, Inc.                                        106,500        4,558,200
J.P. Morgan Chase & Company                            159,600        5,455,128
                                                                 --------------
                                                                     10,013,328

Beverages - Soft Drinks 1.8%
The Coca-Cola Company                                   33,500        1,554,735

Computer - Manufacturers 5.8%
Hewlett-Packard Company                                233,700        4,977,810

Computer - Services 3.2%
International Business Machines Corporation             33,700        2,780,250

Computer Software - Desktop 1.0%
Microsoft Corporation                                   33,700          863,057

Diversified Operations 16.5%
E.I. Du Pont de Nemours & Company                       69,100        2,877,324
General Electric Company                                83,700        2,400,516
Honeywell International, Inc.                           83,700        2,247,345
3M Co.                                                  33,700        4,346,626
United Technologies Corporation                         33,700        2,386,971
                                                                 --------------
                                                                     14,258,782

Electronics - Semiconductor
 Manufacturing 3.2%
Intel Corporation                                      133,700        2,778,821

Financial Services - Miscellaneous 4.9%
American Express Company                               101,400        4,239,534

Leisure - Photo Equipment/Related 1.1%
Eastman Kodak Company                                   33,700          921,695

Leisure - Services 4.0%
The Walt Disney Company                                176,100        3,477,975

Machinery - Construction/Mining 5.9%
Caterpillar, Inc.                                       91,200        5,076,192

Medical - Drug/Diversified 2.0%
Johnson & Johnson                                       33,700        1,742,290

Medical - Ethical Drugs 2.3%
Merck & Company, Inc.                                   33,500        2,028,425

Metal Ores - Miscellaneous 3.2%
Alcoa, Inc.                                            108,100        2,756,550

Oil & Gas - International Integrated 5.1%
Exxon Mobil Corporation                                121,800        4,373,838

Paper & Paper Products 3.0%
International Paper Company                             73,600        2,629,728

Retail - Major Discount Chains 2.1%
Wal-Mart Stores, Inc.                                   33,700        1,808,679

Retail - Restaurants 4.1%
McDonald's Corporation                                 162,200        3,578,132

Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.                                    33,500        1,109,520

Soap & Cleaning Preparations 3.5%
The Procter & Gamble Company                            33,700        3,005,366

Telecommunications - Services 3.6%
AT&T Corporation                                        33,500          644,875
SBC Communications, Inc.                                97,100        2,480,905
                                                                 --------------
                                                                      3,125,780

Tobacco 3.6%
Altria Group, Inc.                                      68,700        3,121,728
-------------------------------------------------------------------------------
Total Common Stocks (Cost $79,606,513)                               84,802,207
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.7%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,425,630); Collateralized by: United
 States Government & Agency Issues (d)             $ 1,425,600        1,425,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,425,600)                        1,425,600
-------------------------------------------------------------------------------
Total Investments In Securities
 (Cost $81,032,113) 99.8%                                            86,227,807
Other Assets and Liabilities, Net 0.2%                                  186,825
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   86,414,632
===============================================================================

                         STRONG MID CAP DISCIPLINED FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.5%
Aerospace - Defense 3.2%
Raytheon Company                                       243,000   $    7,980,120

Banks - Super Regional 1.9%
Charter One Financial, Inc.                             46,000        1,434,280
Marshall & Ilsley Corporation                           54,000        1,651,320
SouthTrust Corporation                                  63,000        1,713,600
                                                                 --------------
                                                                      4,799,200

Building - Maintenance & Services 2.7%
The ServiceMaster Company                              636,800        6,813,760

Building Products - Wood 4.5%
Georgia-Pacific Corporation                            452,000        8,565,400
Louisiana-Pacific Corporation (b)                      241,000        2,600,390
                                                                 --------------
                                                                     11,165,790

Chemicals - Basic 1.9%
The Dow Chemical Company                               150,000        4,644,000

Chemicals - Fertilizers 3.2%
IMC Global, Inc.                                     1,182,000        7,931,220

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Chemicals - Specialty 2.9%
Hercules, Inc. (b)                                     740,000   $    7,326,000

Computer - Integrated Systems 1.0%
Wind River Systems, Inc. (b)                           667,400        2,542,794

Cosmetics - Personal Care 0.4%
Playtex Products, Inc. (b)                             151,000          969,420

Electronics - Measuring Instruments 0.7%
Waters Corporation (b)                                  60,000        1,747,800

Electronics - Military Systems 1.3%
L-3 Communications Corporation (b)                      75,000        3,261,750

Finance - Equity REIT 0.8%
Apartment Investment & Management
 Company Class A                                        60,000        2,076,000

Food - Flour & Grain 1.9%
Interstate Bakeries Corporation                        373,000        4,737,100

Food - Meat Products 1.6%
Tyson Foods, Inc. Class A                              383,000        4,067,460

Food - Miscellaneous Preparation 8.7%
Campbell Soup Company                                  165,000        4,042,500
ConAgra, Inc.                                          105,000        2,478,000
Del Monte Foods Company (b)                            870,000        7,690,800
Sara Lee Corporation                                   397,000        7,467,570
                                                                 --------------
                                                                     21,678,870

Insurance - Property/Casualty/Title 3.9%
Ohio Casualty Corporation (b)                          195,000        2,570,100
Old Republic International Corporation                  38,000        1,302,260
SAFECO Corporation                                      60,000        2,116,800
The St. Paul Companies, Inc.                            40,000        1,460,400
Travelers Property and Casualty
 Corporation Class B                                   148,000        2,333,960
                                                                 --------------
                                                                      9,783,520

Internet - E*Commerce 1.8%
S1 Corporation (b)                                   1,100,000        4,444,000

Leisure - Gaming 2.8%
Park Place Entertainment Corporation (b)               762,000        6,926,580

Leisure - Movies & Related 3.2%
Metro-Goldwyn-Mayer, Inc. (b)                          640,000        7,948,800

Media - Books 1.9%
Pearson PLC                                            490,000        4,704,000

Media - Periodicals 0.9%
Readers Digest Association, Inc. Class A               167,000        2,251,160

Medical - Biomedical/Genetics 3.0%
ImClone Systems, Inc. (b)                              237,300        7,503,426

Medical - Generic Drugs 2.8%
IVAX Corporation (b)                                   395,000        7,050,750

Medical - Hospitals 2.8%
Tenet Healthcare Corporation (b)                       600,000        6,990,000

Medical - Products 1.6%
Cambrex Corporation                                    170,000        3,913,400

Medical/Dental - Services 2.2%
Laboratory Corporation of America
 Holdings (b)                                          179,000        5,396,850

Medical/Dental - Supplies 9.1%
Apogent Technologies, Inc. (b)                         340,000        6,800,000
PSS World Medical, Inc. (b)                          1,344,700        7,732,025
Sola International, Inc. (b)                           468,000        8,143,200
                                                                 --------------
                                                                     22,675,225

Metal Ores - Miscellaneous 0.5%
Phelps Dodge Corporation (b)                            35,000        1,341,900

Paper & Paper Products 3.8%
Abitibi-Consolidated, Inc.                             220,000        1,410,200
MeadWestvaco Corporation                                44,000        1,086,800
Smurfit-Stone Container Corporation (b)                144,000        1,876,320
Temple-Inland, Inc.                                    119,000        5,106,290
                                                                 --------------
                                                                      9,479,610

Pollution Control - Services 5.9%
Republic Services, Inc. (b)                            320,000        7,254,400
Waste Management, Inc.                                 314,000        7,564,260
                                                                 --------------
                                                                     14,818,660

Retail - Department Stores 0.9%
J.C. Penney Company, Inc.                              135,000        2,274,750

Retail - Restaurants 3.7%
Buca, Inc. (b)                                          82,500          465,300
Cosi, Inc. (b)                                         573,000          762,090
McDonald's Corporation                                 365,000        8,051,900
                                                                 --------------
                                                                      9,279,290

Retail - Super/Mini Markets 4.9%
The Kroger Company (b)                                 410,000        6,838,800
Wild Oats Markets, Inc. (b)                            491,200        5,354,080
                                                                 --------------
                                                                     12,192,880

Telecommunications - Equipment 1.0%
Harris Corporation                                      80,000        2,404,000

Utility - Gas Distribution 2.1%
CenterPoint Energy, Inc.                               645,000        5,256,750
-------------------------------------------------------------------------------
Total Common Stocks (Cost $225,436,580)                             238,376,835
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.8%
Repurchase Agreements 4.0%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $9,600,320); Collateralized by: United States
 Government & Agency Issues (d)                    $ 9,600,000        9,600,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $539,811); Collateralized by: United States
 Government & Agency Issues (d)                        539,800          539,800
                                                                 --------------
                                                                     10,139,800

United States Government Issues 0.8%
United States Treasury Bills, Due 7/17/03            2,000,000        1,999,330
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,138,795)                      12,139,130
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $237,575,375) 100.3%                                         250,515,965
Other Assets and Liabilities, Net (0.3%)                               (721,265)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  249,794,700
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG MID CAP DISCIPLINED FUND (continued)

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                  --   $           --
Options written during the period                        1,380           58,721
Options closed                                              --               --
Options expired                                         (1,380)         (58,721)
Options exercised                                           --               --
                                                   -----------   --------------
Options outstanding at end of period                        --   $           --
                                                   ===========   ==============

                           STRONG MULTI CAP VALUE FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 91.5%
Auto Manufacturers - Domestic 2.5%
General Motors Corporation                             157,400   $    5,666,400

Auto/Truck - Original Equipment 1.1%
Dana Corporation                                       214,800        2,483,088

Banks - Southeast 0.9%
Hibernia Corporation Class A                           110,000        1,997,600

Building - Construction Products/
 Miscellaneous 2.5%
Royal Group Technologies, Ltd. (b)                     786,400        5,607,032

Building - Heavy Construction 2.4%
Chicago Bridge & Iron Company NV                       241,300        5,472,684

Building - Maintenance & Services 0.4%
ABM Industries, Inc.                                    61,275          943,635

Building - Paint & Allied Products 0.3%
RPM International, Inc.                                 43,700          600,875

Chemicals - Fertilizers 1.9%
Agrium, Inc.                                           402,015        4,406,084

Commercial Services - Security/Safety 0.7%
Armor Holdings, Inc. (b)                               122,800        1,645,520

Electronics - Measuring Instruments 1.3%
Veeco Instruments, Inc. (b)                            172,500        2,937,675

Electronics - Semiconductor Equipment 0.4%
Credence Systems Corporation (b)                        94,200          797,874

Electronics - Semiconductor
 Manufacturing 0.7%
Power Integrations, Inc. (b)                            63,700        1,549,184

Electronics Products - Miscellaneous 2.5%
Celestica, Inc. (b)                                    109,400        1,724,144
Coherent, Inc. (b)                                     163,570        3,914,230
                                                                 --------------
                                                                      5,638,374

Finance - Investment Brokers 0.6%
Labranche & Company, Inc.                               65,100        1,346,919

Food - Miscellaneous Preparation 0.7%
Del Monte Foods Company (b)                            184,200        1,628,328

Household - Appliances 0.6%
Maytag Corporation                                      54,400        1,328,448

Household - Office Furniture 0.4%
American Financial Realty Trust                         61,800          921,438

Insurance - Accident & Health 1.0%
UnumProvident Corporation                              163,800        2,196,558

Insurance - Property/Casualty/Title 6.0%
Chubb Corporation                                       76,500        4,590,000
Endurance Specialty Holdings, Ltd.                      37,800        1,128,330
Hartford Financial Services Group, Inc.                 36,500        1,838,140
Mercury General Corporation                            134,200        6,126,230
                                                                 --------------
                                                                     13,682,700

Internet - E*Commerce 1.9%
FreeMarkets, Inc. (b)                                  611,500        4,256,040

Leisure - Services 0.6%
Pegasus Solutions, Inc. (b) (c)                         85,500        1,389,375

Medical - Biomedical/Genetics 1.5%
CV Therapeutics, Inc. (b) (c)                          114,100        3,384,206

Medical - Generic Drugs 1.8%
Andrx Group (b) (c)                                    203,400        4,047,660

Medical - Nursing Homes 2.6%
Beverly Enterprises, Inc. (b)                          968,000        3,388,000
Manor Care, Inc. (b)                                   100,600        2,516,006
                                                                 --------------
                                                                      5,904,006

Medical/Dental - Services 1.2%
Omnicare, Inc. (c)                                      78,200        2,642,378

Metal Ores - Gold/Silver 7.1%
Apex Silver Mines, Ltd. (b)                            340,000        5,015,000
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (c)                                     246,900        3,325,743
Meridian Gold, Inc. (b)                                133,710        1,536,328
Newmont Mining Corporation Holding
 Company (c)                                           187,800        6,095,988
                                                                 --------------
                                                                     15,973,059

Metal Ores - Miscellaneous 4.7%
Alcan, Inc.                                            140,500        4,396,245
BHP Billiton, Ltd. Sponsored ADR                       196,700        2,279,753
Inco, Ltd. (b)                                         192,400        4,067,336
                                                                 --------------
                                                                     10,743,334

Oil & Gas - Canadian Exploration &
 Production 1.2%
Canadian Natural Resources, Ltd.                        69,300        2,765,763

Oil & Gas - Canadian Integrated 1.2%
Imperial Oil, Ltd.                                      75,000        2,619,000

Oil & Gas - Drilling 3.6%
Helmerich & Payne, Inc.                                154,300        4,505,560
Transocean, Inc. (b)                                   168,900        3,710,733
                                                                 --------------
                                                                      8,216,293

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Oil & Gas - Field Services 9.9%
Global Industries, Ltd. (b)                          1,095,000   $    5,277,900
Key Energy Services, Inc. (b)                          737,900        7,910,288
Petroleum Geo-Services ASA
 Sponsored ADR (b)                                     182,700          111,447
Schlumberger, Ltd.                                     150,550        7,161,664
Willbros Group, Inc. (b)                               188,600        1,959,554
                                                                 --------------
                                                                     22,420,853

Oil & Gas - International Specialty 1.9%
CNOOC, Ltd. ADR                                        144,500        4,291,650

Oil & Gas - United States Exploration
 & Production 7.4%
Forest Oil Corporation (b)                             246,500        6,192,080
Noble Energy, Inc.                                     116,900        4,418,820
Pioneer Natural Resources Company (b)                   55,400        1,445,940
Range Resources Corporation (b)                        409,900        2,570,073
Stone Energy Corporation (b)                            53,500        2,242,720
                                                                 --------------
                                                                     16,869,633

Oil & Gas - United States Integrated 1.9%
El Paso Corporation                                    542,100        4,380,168

Pollution Control - Services 1.2%
Calgon Carbon Corporation                              466,460        2,682,145

Retail - Apparel/Shoe 0.4%
Limited Brands (c)                                      64,600        1,001,300

Retail - Department Stores 0.5%
J.C. Penney Company, Inc.                               67,000        1,128,950

Retail - Restaurants 0.2%
McDonald's Corporation                                  15,600          344,136

Retail/Wholesale - Auto Parts 0.1%
The Pep Boys - Manny, Moe & Jack                        21,600          291,816

Steel - Specialty Alloys 2.5%
GrafTech International, Ltd. (b)                     1,032,400        5,626,580

Telecommunications - Cellular 2.6%
AT&T Wireless Services, Inc. (b)                       706,100        5,797,081

Telecommunications - Equipment 3.2%
ADC Telecommunications, Inc. (b)                     1,674,900        3,899,167
ECI Telecom, Ltd. (b)                                1,166,400        3,429,216
                                                                 --------------
                                                                      7,328,383

Telecommunications - Services 0.9%
Sprint Corporation                                     148,300        2,135,520

Transportation - Rail 3.3%
CSX Corporation                                        249,700        7,513,473

Utility - Electric Power 1.2%
TECO Energy, Inc.                                      222,500        2,667,775
--------------------------------------------------------------------------------
Total Common Stocks (Cost $236,470,826)                             207,270,993
--------------------------------------------------------------------------------
Short-Term Investments (a) 8.9%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $18,800,627); Collateralized by: United States
 Government & Agency Issues (d)                    $18,800,000   $   18,800,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,376,529); Collateralized by: United States
 Government & Agency Issues (d)                      1,376,500        1,376,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,176,500)                      20,176,500
-------------------------------------------------------------------------------
Total Investment in Securities
 (Cost $256,647,326) 100.4%                                         227,447,493
Other Assets and Liabilities, Net (0.4%)                               (989,066)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  226,458,427
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts       Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period              10,539   $    2,013,618
Options written during the period                       15,236        2,979,389
Options closed                                         (22,128)      (4,271,280)
Options expired                                         (1,300)        (159,177)
Options exercised                                         (422)         (67,804)
                                                   -----------   --------------
Options outstanding at end of period                     1,925   $      494,746
                                                   ===========   ==============

WRITTEN CALL OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
Andrx Group
  (Strike Price is $20.00. Expiration date
   is 7/18/03. Premium received is $16,349.)                50   $       (5,500)
  (Strike Price is $22.50. Expiration date
   is 7/18/03. Premium received is $7,600.)                 50           (1,625)
  (Strike Price is $25.00. Expiration date
   is 7/18/03. Premium received is $7,900.)                100           (2,250)
  (Strike Price is $25.00. Expiration date
   is 9/19/03. Premium received is $15,699.)               100           (6,750)

CV Therapeutics, Inc.
  (Strike Price is $25.00. Expiration date
   is 7/18/03. Premium received is $29,848.)                50          (25,250)
  (Strike Price is $27.50. Expiration date
   is 7/18/03. Premium received is $20,849.)                50          (14,875)
  (Strike Price is $30.00. Expiration date
   is 7/18/03. Premium received is $28,349.)                50           (6,500)
  (Strike Price is $27.50. Expiration date
   is 8/15/03. Premium received is $43,698.)               100          (39,000)

Harmony Gold Mining Company, Ltd. Sponsored ADR
  (Strike Price is $12.50. Expiration date
   is 11/21/03. Premium received is $52,397.)              200          (38,500)
  (Strike Price is $15.00. Expiration date
   is 11/21/03. Premium received is $13,199.)              100           (8,750)

Limited Brands
  (Strike Price is $15.00. Expiration date
   is 8/15/03. Premium received is $9,699.)                100          (10,750)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MULTI CAP VALUE FUND (continued)

                                                    Contracts
                                                   (100 shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
-------------------------------------------------------------------------------
Newmont Mining Corporation Holding Company
  (Strike Price is $30.00. Expiration date
   is 7/18/03. Premium received is $22,199.)               100   $      (27,000)
  (Strike Price is $30.00. Expiration date
   is 9/19/03. Premium received is $100,551.)              275         (103,125)
  (Strike Price is $32.50. Expiration date
   is 9/19/03. Premium received is $26,717.)               100          (22,250)
  (Strike Price is $35.00. Expiration date
   is 9/19/03. Premium received is $41,398.)               200          (25,000)

Omnicare, Inc.
  (Strike Price is $30.00. Expiration date
   is 9/19/03. Premium received is $49,103.)               150          (67,500)

Pegasus Solutions, Inc.
  (Strike Price is $12.50. Expiration date
   is 7/18/03. Premium received is $3,200.)                 50          (19,000)
  (Strike Price is $15.00. Expiration date
   is 7/18/03. Premium received is $5,991.)                100          (14,250)
                                                  ------------   --------------
                                                         1,925   $     (437,875)
                                                  ============   ==============

--------------------------------------------------------------------------------

                         STRONG SMALL COMPANY VALUE FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.2%
Banks - Midwest 4.8%
First Indiana Corporation                               16,000   $      273,920
Peoples Bancorp, Inc.                                    4,000          101,080
Provident Financial Group, Inc.                          7,400          189,662
UMB Financial Corporation                                2,200           93,280
Unizan Financial Corporation                             2,500           43,925
                                                                 --------------
                                                                        701,867

Banks - Northeast 1.0%
First Commonwealth Financial Corporation                 6,200           80,352
NBT Bancorp, Inc.                                        3,800           73,530
                                                                 --------------
                                                                        153,882

Building - Air Conditioning &
 Heating Products 2.8%
Comfort Systems USA, Inc. (b)                          157,000          412,910

Building - Cement/Concrete/Aggregate 0.4%
Vulcan Materials Company                                 1,600           59,312

Building Products - Wood 0.7%
Louisiana-Pacific Corporation (b)                        9,500          102,505

Chemicals - Fertilizers 0.6%
IMC Global, Inc.                                        14,000           93,940

Chemicals - Specialty 2.6%
Hercules, Inc. (b)                                      38,600          382,140

Commercial Services - Miscellaneous 2.9%
Crawford & Company Class A                              50,000          242,500
PRG-Schultz International, Inc. (b)                     30,000          177,300
                                                                 --------------
                                                                        419,800

Computer - Integrated Systems 1.8%
Wind River Systems, Inc. (b)                            70,000          266,700

Computer - Manufacturers 1.0%
Palm, Inc. (b)                                           9,000          146,430

Computer - Services 0.6%
Ciber, Inc. (b)                                         13,000           91,260

Computer Software - Education/
 Entertainment 1.5%
Midway Games, Inc. (b)                                  60,000          217,800

Computer Software - Enterprise 3.4%
E.piphany, Inc. (b)                                     15,000           76,650
J.D. Edwards & Company (b)                              29,200          418,436
                                                                 --------------
                                                                        495,086

Computer Software - Medical 0.2%
Eclipsys Corporation (b)                                 2,800           29,232

Consumer Products - Miscellaneous 1.5%
Rayovac Corporation (b)                                 17,200          222,740

Cosmetics - Personal Care 0.9%
Playtex Products, Inc. (b)                              20,000          128,400

Electronics - Military Systems 1.4%
Herley Industries, Inc. (b)                             12,200          207,156

Electronics - Semiconductor
 Manufacturing 2.0%
Cirrus Logic, Inc. (b)                                  75,000          301,500

Electronics Products - Miscellaneous 1.0%
Applied Films Corporation (b)                            5,900          152,692

Energy - Other 0.7%
Arch Coal, Inc.                                          4,200           96,516

Finance - Consumer/Commercial Loans 0.6%
Financial Federal Corporation (b)                        3,600           87,840

Finance - Savings & Loan 0.6%
Citizens First Bancorp, Inc.                             3,800           82,992

Financial Services - Miscellaneous 0.6%
ACE Cash Express, Inc. (b)                               7,900           85,873

Food - Dairy Products 1.2%
Galaxy Nutritional Foods, Inc. (b)                      62,000          174,840

Food - Flour & Grain 1.4%
Interstate Bakeries Corporation                         16,000          203,200

Food - Miscellaneous Preparation 4.9%
Del Monte Foods Company (b)                             44,500          393,380
Tasty Baking Company                                    30,500          320,250
                                                                 --------------
                                                                        713,630

Insurance - Life 2.0%
Phoenix Companies, Inc.                                 32,000          288,960

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Insurance - Property/Casualty/Title 1.4%
Ohio Casualty Corporation (b)                           16,000   $      210,880

Internet - E*Commerce 1.9%
S1 Corporation (b)                                      69,000          278,760

Internet - Software 1.4%
Stellent, Inc. (b)                                      37,400          201,960

Machinery - Construction/Mining 0.5%
Joy Global, Inc. (b)                                     4,800           70,896

Machinery - Farm 0.6%
AGCO Corporation (b)                                     5,200           88,816

Machinery - General Industrial 1.5%
Tennant Company                                          6,000          220,500

Machinery - Metal Handling/Automation 0.4%
Gerber Scientific, Inc. (b)                             10,000           66,600

Medical - Biomedical/Genetics 0.2%
Guilford Pharmaceuticals, Inc. (b)                       7,000           31,780

Medical - Products 1.3%
Cambrex Corporation                                      5,000          115,100
Vital Signs, Inc.                                        2,900           75,284
                                                                 --------------
                                                                        190,384

Medical/Dental - Services 2.4%
Hooper Holmes, Inc.                                     32,000          206,080
LabOne, Inc. (b)                                         3,000           64,680
Radiologix, Inc. (b)                                    19,000           77,330
                                                                 --------------
                                                                        348,090

Medical/Dental - Supplies 7.0%
Apogent Technologies, Inc. (b)                          13,000          260,000
PSS World Medical, Inc. (b)                             75,000          431,250
Sola International, Inc. (b)                            19,300          335,820
                                                                 --------------
                                                                      1,027,070

Metal Processing & Fabrication 0.8%
IMCO Recycling, Inc. (b)                                17,700          117,528

Oil & Gas - Field Services 4.9%
Global Industries, Ltd. (b)                             25,000          120,500
Layne Christensen Company (b)                            9,800           79,086
McDermott International, Inc. (b)                       40,000          253,200
Seabulk International, Inc. (b)                         30,800          268,576
                                                                 --------------
                                                                        721,362

Oil & Gas - Machinery/Equipment 0.3%
Universal Compression Holdings, Inc. (b)                 2,200           45,892

Oil & Gas - Refining/Marketing 1.1%
Frontier Oil Corporation                                 6,400           97,280
Lubrizol Corporation                                     2,000           61,980
                                                                 --------------
                                                                        159,260

Oil & Gas - United States Exploration &
 Production 1.0%
Nuevo Energy Company (b)                                 8,500          148,325

Paper & Paper Products 2.6%
Buckeye Technologies, Inc. (b)                          55,300          376,040

Pollution Control - Services 4.3%
Casella Waste Systems, Inc. (b)                         27,000          243,810
Clean Harbors, Inc. (b)                                 41,000          390,320
                                                                 --------------
                                                                        634,130

Retail - Department Stores 0.8%
Neiman Marcus Group, Inc. Class A (b)                    3,000          109,800

Retail - Miscellaneous/Diversified 2.5%
Syms Corporation (b)                                    58,000          372,940

Retail - Restaurants 4.4%
Buca, Inc. (b)                                          69,000          389,160
Cosi, Inc. (b)                                         124,400          165,452
Rubio's Restaurants, Inc. (b)                           17,000           86,020
                                                                 --------------
                                                                        640,632

Retail - Super/Mini Markets 1.5%
Wild Oats Markets, Inc. (b)                             20,500          223,450

Retail/Wholesale - Auto Parts 0.4%
The Pep Boys - Manny, Moe & Jack                         3,900           52,689

Shoes & Related Apparel 1.1%
The Stride Rite Corporation                             17,000          167,620

Telecommunications - Equipment 2.9%
Anaren, Inc. (b)                                        17,100          160,227
C-COR.net Corporation (b)                               27,200          133,280
Three-Five Systems, Inc. (b)                            19,700          135,930
                                                                 --------------
                                                                        429,437

Utility - Gas Distribution 1.9%
CenterPoint Energy, Inc.                                35,000          285,250
-------------------------------------------------------------------------------
Total Common Stocks (Cost $12,983,654)                               13,539,294
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $400,013); Collateralized by: United States
 Government & Agency Issues (d)                   $    400,000          400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $533,611); Collateralized by: United States
 Government & Agency Issues (d)                        533,600          533,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $933,600)                            933,600
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $13,917,254) 98.6%                                            14,472,894
Other Assets and Liabilities, Net 1.4%                                  207,126
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   14,680,020
===============================================================================

                           STRONG STRATEGIC VALUE FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 97.1%
Aerospace - Defense 1.4%
General Dynamics Corporation                               100   $        7,250
Lockheed Martin Corporation                                100            4,757
Raytheon Company                                           200            6,568
                                                                 --------------
                                                                         18,575

Auto Manufacturers - Domestic 0.8%
Ford Motor Company                                         463            5,088
General Motors Corporation                                 150            5,400
                                                                 --------------
                                                                         10,488
Banks - Midwest 0.8%
Provident Financial Group, Inc.                            400           10,252

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG STRATEGIC VALUE FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------

Banks - Money Center 6.6%
Bank of America Corporation                                376   $       29,715
Citigroup, Inc.                                          1,000           42,800
J.P. Morgan Chase & Company                                450           15,381
                                                                 --------------
                                                                         87,896

Banks - Southeast 1.3%
Compass Bancshares, Inc.                                   300           10,479
Hibernia Corporation Class A                               400            7,264
                                                                 --------------
                                                                         17,743

Banks - Super Regional 6.1%
BB&T Corporation                                           161            5,522
Bank One Corporation                                       300           11,154
FleetBoston Financial Corporation                          300            8,913
U.S. Bancorp                                               900           22,050
Wachovia Corporation                                       400           15,984
Wells Fargo Company                                        351           17,690
                                                                 --------------
                                                                         81,313

Beverages - Soft Drinks 0.4%
The Coca-Cola Company                                      100            4,641

Building - Construction Products/
 Miscellaneous 0.4%
The Stanley Works                                          200            5,520

Building - Maintenance & Services 2.0%
The ServiceMaster Company                                2,500           26,750

Building Products - Wood 2.4%
Georgia-Pacific Corporation                              1,300           24,635
Weyerhaeuser Company                                       135            7,290
                                                                 --------------
                                                                         31,925

Chemicals - Basic 0.5%
The Dow Chemical Company                                   230            7,121

Chemicals - Fertilizers 1.0%
IMC Global, Inc.                                         2,000           13,420

Chemicals - Specialty 0.7%
Praxair, Inc.                                              160            9,616

Commercial Services - Miscellaneous 2.2%
ARAMARK Corporation Class B (b)                            700           15,694
Automatic Data Processing, Inc.                            400           13,544
                                                                 --------------
                                                                         29,238

Computer - Manufacturers 1.0%
Hewlett-Packard Company                                    600           12,780

Computer - Memory Devices 0.2%
EMC Corporation (b)                                        270            2,827

Computer - Services 1.2%
International Business Machines Corporation                199           16,418

Computer Software - Enterprise 0.3%
BMC Software, Inc. (b)                                     200            3,266

Computer Software - Financial 1.6%
Sungard Data Systems, Inc. (b)                             800           20,728

Cosmetics - Personal Care 0.4%
Kimberly-Clark Corporation                                 100            5,214

Diversified Operations 3.3%
AOL Time Warner, Inc. (b)                                  400            6,436
Agilent Technologies, Inc. (b)                             360            7,038
E.I. Du Pont de Nemours & Company                          200            8,328
Emerson Electric Company                                   200           10,220
Honeywell International, Inc.                              200            5,370
United Technologies Corporation                            100            7,083
                                                                 --------------
                                                                         44,475

Electronics - Military Systems 0.9%
Herley Industries, Inc. (b)                                700           11,886

Electronics - Semiconductor
 Manufacturing 0.7%
Intel Corporation                                          200            4,157
Micron Technology, Inc. (b)                                400            4,652
                                                                 --------------
                                                                          8,809

Energy - Other 1.0%
Arch Coal, Inc.                                            600           13,788

Finance - Equity REIT 2.1%
CarrAmerica Realty Corporation                             300            8,343
Duke Realty Corporation                                    300            8,265
Kimco Realty Corporation                                   300           11,370
                                                                 --------------
                                                                         27,978

Finance - Investment Brokers 2.3%
The Goldman Sachs Group, Inc.                               70            5,863
Merrill Lynch & Company, Inc.                              300           14,004
Morgan Stanley                                             238           10,174
                                                                 --------------
                                                                         30,041

Finance - Investment Management 1.1%
T. Rowe Price Group, Inc.                                  200            7,550
Waddell & Reed Financial, Inc. Class A                     300            7,701
                                                                 --------------
                                                                         15,251

Finance - Publicly Traded Investment
 Funds - Equity 1.5%
iShares Trust Russell 3000 Value Index Fund                300           19,683

Finance - Savings & Loan 1.0%
Washington Mutual, Inc.                                    328           13,546

Financial Services - Miscellaneous 0.6%
American Express Company                                   200            8,362

Food - Meat Products 0.7%
Tyson Foods, Inc. Class A                                  900            9,558

Food - Miscellaneous Preparation 1.1%
General Mills, Inc.                                        300           14,223

Insurance - Brokers 0.4%
Marsh & McLennan Companies, Inc.                           100            5,107

Insurance - Diversified 1.2%
American International Group, Inc.                         300           16,554

Insurance - Life 1.4%
Jefferson-Pilot Corporation                                200            8,292
Lincoln National Corporation                               300           10,689
                                                                 --------------
                                                                         18,981

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation                                   187   $        6,667
Chubb Corporation                                          100            6,000
Hartford Financial Services Group, Inc.                    100            5,036
Travelers Property and Casualty Corporation
 Class A                                                    38              604
Travelers Property and Casualty Corporation
 Class B                                                   299            4,715
                                                                 --------------
                                                                         23,022

Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.                  200            5,718

Leisure - Services 1.1%
Cendant Corporation (b)                                    340            6,229
The Walt Disney Company                                    400            7,900
                                                                 --------------
                                                                         14,129

Machinery - Construction/Mining 0.8%
Caterpillar, Inc.                                          200           11,132

Machinery - Farm 0.4%
AGCO Corporation (b)                                       300            5,124

Media - Cable TV 1.4%
Comcast Corporation Class A (b)                            287            8,662
Comcast Corporation Class A (Non-Voting) (b)               335            9,658
                                                                 --------------
                                                                         18,320

Media - Newspapers 0.6%
Gannett Company, Inc.                                      100            7,681

Media - Periodicals 0.5%
Readers Digest Association, Inc. Class A                   500            6,740

Media - Radio/TV 1.9%
Clear Channel Communications, Inc. (b)                     100            4,239
Liberty Media Corporation Class A (b)                      928           10,728
Viacom, Inc. Class B (b)                                   235           10,260
                                                                 --------------
                                                                         25,227

Medical - Ethical Drugs 2.4%
Bristol-Myers Squibb Company                               280            7,602
Merck & Company, Inc.                                      360           21,798
Schering-Plough Corporation                                150            2,790
                                                                 --------------
                                                                         32,190

Medical - Hospitals 0.6%
Tenet Healthcare Corporation (b)                           700            8,155

Medical - Wholesale Drugs/Sundries 0.5%
McKesson Corporation                                       200            7,148

Medical/Dental - Supplies 2.1%
Sola International, Inc. (b)                             1,600           27,840

Metal Ores - Miscellaneous 0.3%
Alcoa, Inc.                                                150            3,825

Metal Products - Fasteners 0.5%
Illinois Tool Works, Inc.                                  100            6,585

Oil & Gas - International Integrated 6.7%
ChevronTexaco Corporation                                  200           14,440
ConocoPhillips                                             305           16,714
Exxon Mobil Corporation                                  1,603           57,564
                                                                 --------------
                                                                         88,718

Oil & Gas - Machinery/Equipment 0.6%
Smith International, Inc. (b)                              200            7,348

Oil & Gas - Refining/Marketing 0.6%
Sunoco, Inc.                                               200            7,548

Oil & Gas - United States Exploration &
 Production 1.3%
Apache Corporation                                          73            4,749
Devon Energy Corporation                                    50            2,670
Occidental Petroleum Corporation                           300           10,065
                                                                 --------------
                                                                         17,484

Paper & Paper Products 0.5%
International Paper Company                                200            7,146

Pollution Control - Services 0.4%
Waste Management, Inc.                                     200            4,818

Retail - Apparel/Shoe 0.4%
American Eagle Outfitters, Inc.                            300            5,502

Retail - Department Stores 0.7%
Federated Department Stores, Inc.                           80            2,948
May Department Stores Company                              300            6,678
                                                                 --------------
                                                                          9,626

Retail - Drug Stores 0.6%
Duane Reade, Inc. (b)                                      500            7,375

Retail - Restaurants 3.7%
Buca, Inc. (b)                                           2,200           12,408
McDonald's Corporation                                   1,700           37,502
                                                                 --------------
                                                                         49,910

Retail - Super/Mini Markets 0.8%
Albertson's, Inc.                                          140            2,688
The Kroger Company (b)                                     500            8,340
                                                                 --------------
                                                                         11,028

Soap & Cleaning Preparations 0.6%
The Procter & Gamble Company                                90            8,026

Telecommunications - Cellular 0.6%
AT&T Wireless Services, Inc. (b)                           900            7,389

Telecommunications - Equipment 1.7%
Motorola, Inc.                                           2,400           22,632

Telecommunications - Services 4.5%
AT&T Corporation                                           178            3,426
BellSouth Corporation                                      400           10,652
SBC Communications, Inc.                                   724           18,498
Verizon Communications, Inc.                               700           27,615
                                                                 --------------
                                                                         60,191

Textile - Apparel Manufacturing 0.7%
Nautica Enterprises, Inc. (b)                              700            8,981

Tobacco 1.3%
Altria Group, Inc.                                         300           13,632
Loews Corp - Carolina Group                                150            4,050
                                                                 --------------
                                                                         17,682

Transportation - Air Freight 0.5%
FedEx Corporation                                          100            6,203

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG STRATEGIC VALUE FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Transportation - Rail 0.4%
Norfolk Southern Corporation                               300   $        5,760

Utility - Electric Power 4.4%
American Electric Power Company, Inc.                      100            2,983
DTE Energy Company                                          51            1,971
Dominion Resources, Inc.                                    80            5,142
Duke Energy Corporation                                    290            5,785
Exelon Corporation                                         200           11,962
FPL Group, Inc.                                            130            8,691
Progress Energy, Inc.                                      100            4,390
The Southern Company                                       200            6,232
TECO Energy, Inc.                                          300            3,597
TXU Corporation                                            100            2,245
Wisconsin Energy Corporation                               190            5,510
                                                                 --------------
                                                                         58,508

Utility - Gas Distribution 0.3%
KeySpan Corporation                                        100            3,545
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,312,586)                                 1,292,229
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.2%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $56,201); Collateralized by: United States
 Government & Agency Issues (d)                   $     56,200           56,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $56,200)                              56,200
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,368,786) 101.3%                                             1,348,429
Other Assets and Liabilities, Net (1.3%)                                (16,974)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    1,331,455
===============================================================================

                           STRONG DIVIDEND INCOME FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.0%
Aerospace - Defense 1.1%
General Dynamics Corporation                            24,000   $    1,740,000

Banks - Money Center 8.9%
Bank of America Corporation                             81,000        6,401,430
Citigroup, Inc.                                        189,000        8,089,200
                                                                 --------------
                                                                     14,490,630

Banks - Northeast 1.8%
North Fork Bancorporation, Inc.                         86,000        2,929,160

Banks - Super Regional 8.6%
AmSouth Bancorporation                                 143,500        3,134,040
FleetBoston Financial Corporation                       96,500        2,867,015
National City Corporation                               76,000        2,485,960
Regions Financial Corporation                           38,000        1,283,640
Wachovia Corporation                                    96,500        3,856,140
Wells Fargo Company                                      7,000          352,800
                                                                 --------------
                                                                     13,979,595

Beverages - Alcoholic 1.5%
Anheuser-Busch Companies, Inc.                          47,300        2,414,665

Building - Resident/Commercial 0.3%
Toll Brothers, Inc. (b)                                 17,000          481,270

Building Products - Wood 0.8%
Weyerhaeuser Company                                    23,000        1,242,000

Chemicals - Basic 1.1%
The Dow Chemical Company                                57,000        1,764,720

Chemicals - Specialty 1.1%
Air Products & Chemicals, Inc.                          11,500          478,400
Ashland, Inc.                                           41,900        1,285,492
                                                                 --------------
                                                                      1,763,892

Computer - Graphics 0.4%
Autodesk, Inc.                                          36,500          589,840

Computer - Integrated Systems 1.1%
Diebold, Inc.                                           40,000        1,730,000

Computer - Local Networks 0.8%
Cisco Systems, Inc. (b)                                 75,000        1,251,750

Computer - Manufacturers 1.6%
Hewlett-Packard Company                                120,999        2,577,279

Computer - Services 1.5%
International Business Machines Corporation             29,000        2,392,500

Computer Software - Enterprise 0.3%
Oracle Systems Corporation (b)                          47,000          564,940

Cosmetics - Personal Care 1.7%
The Gillette Company                                    29,000          923,940
Kimberly-Clark Corporation                              36,500        1,903,110
                                                                 --------------
                                                                      2,827,050

Diversified Operations 7.3%
AOL Time Warner, Inc. (b)                              157,000        2,526,130
E.I. Du Pont de Nemours & Company                       55,000        2,290,200
Fortune Brands, Inc.                                    21,000        1,096,200
Honeywell International, Inc.                           95,500        2,564,175
Johnson Controls, Inc.                                  16,000        1,369,600
United Technologies Corporation                         30,000        2,124,900
                                                                 --------------
                                                                     11,971,205

Electronics - Scientific Instruments 0.4%
PerkinElmer, Inc.                                       43,000          593,830

Finance - Investment Brokers 1.6%
Lehman Brothers Holdings, Inc.                           6,000          398,880
Merrill Lynch & Company, Inc.                           47,000        2,193,960
                                                                 --------------
                                                                      2,592,840

Finance - Mortgage & Related Services 2.6%
Federal National Mortgage Association                   63,000        4,248,720

Finance - Savings & Loan 1.5%
Washington Mutual, Inc.                                 58,000        2,395,400

Financial Services - Miscellaneous 0.6%
American Express Company                                22,000          919,820

Food - Miscellaneous Preparation 1.9%
ConAgra, Inc.                                            5,000          118,000
H.J. Heinz Company                                      46,000        1,517,080
PepsiCo, Inc.                                           32,000        1,424,000
                                                                 --------------
                                                                      3,059,080

Insurance - Diversified 0.9%
American International Group, Inc.                      27,500        1,517,450

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Insurance - Life 1.6%
MetLife, Inc.                                           92,500   $    2,619,600

Insurance - Property/Casualty/Title 1.9%
The Allstate Corporation                                76,000        2,709,400
Travelers Property and Casualty
 Corporation Class A                                    26,000          413,400
                                                                 --------------
                                                                      3,122,800

Leisure - Services 1.3%
The Walt Disney Company                                110,000        2,172,500

Media - Books 0.4%
McGraw-Hill, Inc.                                       10,000          620,000

Media - Cable TV 1.3%
Comcast Corporation Class A (b)                         69,500        2,097,510

Media - Newspapers 1.1%
Gannett Company, Inc.                                   14,500        1,113,745
Knight-Ridder, Inc.                                     11,000          758,230
                                                                 --------------
                                                                      1,871,975

Media - Radio/TV 1.2%
Viacom, Inc. Class B (b)                                47,000        2,052,020

Medical - Drug/Diversified 0.5%
Johnson & Johnson                                       14,500          749,650

Medical - Ethical Drugs 3.8%
Merck & Company, Inc.                                   40,500        2,452,275
Pfizer, Inc.                                           108,000        3,688,200
                                                                 --------------
                                                                      6,140,475

Medical - Products 0.4%
Baxter International, Inc.                              25,000          650,000

Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.                                             46,000        1,173,000

Metal Products - Fasteners 1.0%
Illinois Tool Works, Inc.                               25,500        1,679,175

Office - Equipment & Automation 1.3%
Pitney Bowes, Inc.                                      44,000        1,690,040
Xerox Corporation (b)                                   43,000          455,370
                                                                 --------------
                                                                      2,145,410

Oil & Gas - Drilling 0.2%
Diamond Offshore Drilling, Inc.                         13,000          272,870

Oil & Gas - Field Services 0.2%
Halliburton Company                                     11,400          262,200

Oil & Gas - International Integrated 8.7%
BP PLC Sponsored ADR                                    53,000        2,227,060
ChevronTexaco Corporation                                6,500          469,300
ConocoPhillips                                          42,400        2,323,520
Exxon Mobil Corporation                                101,000        3,626,910
Murphy Oil Corporation                                   6,000          315,600
Royal Dutch Petroleum Company                          112,700        5,254,074
                                                                 --------------
                                                                     14,216,464

Oil & Gas - Machinery/Equipment 0.1%
Smith International, Inc. (b)                            3,000          110,220

Oil & Gas - United States Exploration &
 Production 1.4%
Anadarko Petroleum Corporation                          10,000          444,700
Devon Energy Corporation                                35,100        1,874,340
                                                                 --------------
                                                                      2,319,040

Oil & Gas - United States Integrated 0.1%
El Paso Corporation                                      9,000           72,720
Questar Corporation                                      3,000          100,410
                                                                 --------------
                                                                        173,130

Paper & Paper Products 0.8%
International Paper Company                             39,000        1,393,470

Retail - Major Discount Chains 1.0%
Costco Wholesale Corporation (b)                        45,000        1,647,000

Retail - Restaurants 1.4%
McDonald's Corporation                                 100,000        2,206,000

Retail/Wholesale - Auto Parts 1.1%
Genuine Parts Company                                   54,500        1,744,545

Telecommunications - Equipment 0.6%
Nokia Corporation Sponsored ADR                         33,000          542,190
Scientific-Atlanta, Inc.                                22,000          524,480
                                                                 --------------
                                                                      1,066,670

Telecommunications - Services 4.8%
ALLTEL Corporation                                      31,000        1,494,820
BellSouth Corporation                                   50,000        1,331,500
SBC Communications, Inc.                                     1               25
Verizon Communications, Inc.                           127,000        5,010,150
                                                                 --------------
                                                                      7,836,495

Textile - Apparel Manufacturing 0.6%
V.F. Corporation                                        31,000        1,055,550

Tobacco 0.9%
Altria Group, Inc.                                      33,500        1,522,240

Transportation - Rail 2.1%
Burlington Northern Santa Fe Corporation                66,000        1,877,040
Union Pacific Corporation                               26,500        1,537,530
                                                                 --------------
                                                                      3,414,570

Utility - Electric Power 6.3%
Ameren Corporation                                      14,500          639,450
Constellation Energy Group, Inc.                        61,000        2,092,300
Dominion Resources, Inc.                                39,000        2,506,530
Duke Energy Corporation                                  2,000           39,900
Exelon Corporation                                      25,000        1,495,250
FirstEnergy Corporation                                 89,500        3,441,275
                                                                 --------------
                                                                     10,214,705

Utility - Gas Distribution 2.6%
Equitable Resources, Inc.                               56,500        2,301,810
ONEOK, Inc.                                            102,000        2,002,260
                                                                 --------------
                                                                      4,304,070

Utility - Telephone 0.2%
BCE, Inc.                                               14,500          335,095
-------------------------------------------------------------------------------
Total Common Stocks (Cost $144,812,047)                             161,226,085
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.6%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $987,521); Collateralized by: United States
 Government & Agency Issues (d)                   $    987,500          987,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $987,500)                            987,500
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $145,799,547) 99.6%                                          162,213,585
Other Assets and Liabilities, Net 0.4%                                  674,487
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  162,888,072
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c) All or a portion of these securities are held in conjunction with open written option contracts.
(d)  See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                              (In Thousands,
                                                                         Except Per Share Amounts)

                                                                      Strong     Strong       Strong
                                                                      All Cap    Dow 30       Mid Cap
                                                                       Value      Value     Disciplined
                                                                       Fund       Fund         Fund
                                                                     ---------  ---------   -----------
Assets:
  Investments in Securities, at Value
   (Cost of $3,900, $81,032 and $237,575, respectively)              $   4,180  $  86,228   $   250,516
  Receivable for Securities Sold                                           154      1,543         5,253
  Receivable for Fund Shares Sold                                            5         30           205
  Dividends and Interest Receivable                                          3        116           244
  Other Assets                                                               9         46             7
                                                                     ---------  ---------   -----------
  Total Assets                                                           4,351     87,963       256,225

Liabilities:
  Payable for Securities Purchased                                         277      1,500         6,194
  Written Options, at Value (Premiums Received of $1, $0 and
   $0, respectively)                                                         1         --            --
  Payable for Fund Shares Redeemed                                          --          9            47
  Accrued Operating Expenses and Other Liabilities                           6         39           189
                                                                     ---------  ---------   -----------
  Total Liabilities                                                        284      1,548         6,430
                                                                     ---------  ---------   -----------
Net Assets                                                           $   4,067  $  86,415   $   249,795
                                                                     =========  =========   ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $   4,235  $ 101,819   $   246,188
  Undistributed Net Investment Income (Loss)                               (13)       345          (266)
  Undistributed Net Realized Gain (Loss)                                  (435)   (20,945)       (9,067)
  Net Unrealized Appreciation (Depreciation)                               280      5,196        12,940
                                                                     ---------  ---------   -----------
  Net Assets                                                         $   4,067  $  86,415   $   249,795
                                                                     =========  =========   ===========
Capital Shares Outstanding (Unlimited Number Authorized)                   449      7,761        14,667

Net Asset Value Per Share                                            $    9.06  $   11.14   $     17.03
                                                                     =========  =========   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                             (In Thousands,
                                                                        Except Per Share Amounts)

                                                                                 Strong
                                                                     Strong       Small        Strong
                                                                   Multi Cap     Company      Strategic
                                                                   Value Fund   Value Fund   Value Fund
                                                                   ----------   ----------   ----------
Assets:
  Investments in Securities, at Value
   (Cost of $256,647, $13,917 and $1,369, respectively)            $  227,447   $   14,473   $    1,348
  Receivable for Securities Sold                                        3,138          347           --
  Receivable for Fund Shares Sold                                           4            3           --
  Dividends and Interest Receivable                                       157            8            1
  Other Assets                                                             40           15            9
                                                                   ----------   ----------   ----------
  Total Assets                                                        230,786       14,846        1,358

Liabilities:
  Payable for Securities Purchased                                      3,599          157           25
  Written Options, at Value (Premiums Received of $495, $0
   and $0, respectively)                                                  438           --           --
  Payable for Fund Shares Redeemed                                         39           --           --
  Accrued Operating Expenses and Other Liabilities                        252            9            2
                                                                   ----------   ----------   ----------
  Total Liabilities                                                     4,328          166           27
                                                                   ----------   ----------   ----------
Net Assets                                                         $  226,458   $   14,680   $    1,331
                                                                   ==========   ==========   ==========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $  379,170   $   13,308   $    1,403
  Undistributed Net Investment Income (Loss)                             (405)         (45)           3
  Undistributed Net Realized Gain (Loss)                             (123,164)         861          (55)
  Net Unrealized Appreciation (Depreciation)                          (29,143)         556          (20)
                                                                   ----------   ----------   ----------
  Net Assets                                                       $  226,458   $   14,680   $    1,331
                                                                   ==========   ==========   ==========

Capital Shares Outstanding (Unlimited Number Authorized)                5,043        1,294          150

Net Asset Value Per Share                                          $    44.91   $    11.35   $     8.87
                                                                   ==========   ==========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                 (In Thousands, Except As Noted)

                                                           Strong Dividend
                                                             Income Fund
                                                           ---------------

Assets:
  Investments in Securities, at Value (Cost of
   $145,800)                                               $       162,214
  Receivable for Securities Sold                                       822
  Receivable for Fund Shares Sold                                       90
  Dividends and Interest Receivable                                    238
  Other Assets                                                          26
                                                           ---------------
  Total Assets                                                     163,390

Liabilities:
  Payable for Securities Purchased                                     357
  Payable for Fund Shares Redeemed                                      70
  Accrued Operating Expenses and Other
   Liabilities                                                          75
                                                           ---------------
  Total Liabilities                                                    502
                                                           ---------------
Net Assets                                                 $       162,888
                                                           ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $       169,625
  Undistributed Net Investment Income (Loss)                             1
  Undistributed Net Realized Gain (Loss)                           (23,152)
  Net Unrealized Appreciation (Depreciation)                        16,414
                                                           ---------------
  Net Assets                                               $       162,888
                                                           ===============

Investor Class ($ and shares in full)
  Net Assets                                               $   158,828,237
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                                  12,281,446

  Net Asset Value Per Share                                $         12.93
                                                           ===============

Class K ($ and shares in full)
  Net Assets                                               $     4,059,835
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                                     317,729

  Net Asset Value Per Share                                $         12.78
                                                           ===============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                       Strong
                                                                       All Cap
                                                                     Value Fund
                                                                     ----------
Dividend Income                                                      $       13

Expenses:
  Investment Advisory Fees                                                   10
  Administrative Fees                                                         4
  Custodian Fees                                                              9
  Shareholder Servicing Costs                                                 4
  Reports to Shareholders                                                     2
  12b-1 Fees                                                                  3
  Professional Fees                                                           6
  Federal and State Registration Fees                                        10
                                                                     ----------
  Total Expenses before Expense Offsets                                      48
  Expense Offsets (Note 4)                                                  (22)
                                                                     ----------
  Expenses, Net                                                              26
                                                                     ----------
Net Investment Income (Loss)                                                (13)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                            (185)
    Written Options                                                           7
                                                                     ----------
    Net Realized Gain (Loss)                                               (178)
  Net Change in Unrealized Appreciation/Depreciation
   on Investments                                                           690
                                                                     ----------
Net Gain (Loss) on Investments                                              512
                                                                     ----------
Net Increase (Decrease) in Net Assets Resulting from Operations      $      499
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                        (In Thousands)

                                                                             Strong
                                                                Strong       Mid Cap       Strong
                                                                Dow 30     Disciplined    Multi Cap
                                                              Value Fund      Fund       Value Fund
                                                              ----------   -----------   ----------
Income:
  Dividends (net of foreign withholding taxes of $0,
   $10 and $16, respectively)                                 $      864   $     1,258   $    1,269
  Interest                                                            34           100           42
                                                              ----------   -----------   ----------
  Total Income                                                       898         1,358        1,311

Expenses:
  Investment Advisory Fees                                           223           785          779
  Administrative Fees                                                121           311          260
  Custodian Fees                                                       6            27           33
  Shareholder Servicing Costs                                        165           400          587
  Reports to Shareholders                                             25            51          115
  Professional Fees                                                    7            10            8
  Federal and State Registration Fees                                  9            20           15
  Other                                                               24           133          (37)
                                                              ----------   -----------   ----------
  Total Expenses before Expense Offsets                              580         1,737        1,760
  Expense Offsets (Note 4)                                           (18)          (49)         (44)
                                                              ----------   -----------   ----------
  Expenses, Net                                                      562         1,688        1,716
                                                              ----------   -----------   ----------
Net Investment Income (Loss)                                         336          (330)        (405)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                   (5,425)       15,768      (26,209)
    Written Options                                                   --            59        1,330
    Futures Contracts                                                 --          (993)          --
                                                              ----------   -----------   ----------
    Net Realized Gain (Loss)                                      (5,425)       14,834      (24,879)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                   11,282        12,838       48,756
    Written Options                                                   --            --           11
                                                              ----------   -----------   ----------
    Net Change in Unrealized Appreciation/Depreciation            11,282        12,838       48,767
                                                              ----------   -----------   ----------
Net Gain (Loss) on Investments                                     5,857        27,672       23,888
                                                              ----------   -----------   ----------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                   $    6,193   $    27,342   $   23,483
                                                              ==========   ===========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                             (In Thousands)

                                                         Strong
                                                          Small       Strong
                                                         Company     Strategic
                                                       Value Fund   Value Fund
                                                       ----------   ----------
Income:
  Dividends                                            $       29   $       13
  Interest                                                      2           --
                                                       ----------   ----------
  Total Income                                                 31           13

Expenses:
  Investment Advisory Fees                                     32            4
  Administrative Fees                                          13            2
  Custodian Fees                                                2           (1)
  Shareholder Servicing Costs                                  19            2
  Reports to Shareholders                                       2            1
  12b-1 Fees                                                   10            1
  Professional Fees                                             4            6
  Federal and State Registration Fees                           7            9
  Other                                                         1            1
                                                       ----------   ----------
  Total Expenses before Expense Offsets                        90           25
  Expense Offsets (Note 4)                                    (14)         (15)
                                                       ----------   ----------
  Expenses, Net                                                76           10
                                                       ----------   ----------
Net Investment Income (Loss)                                  (45)           3

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                             1,117            4
    Futures Contracts                                          80           --
                                                       ----------   ----------
    Net Realized Gain (Loss)                                1,197            4
  Net Change in Unrealized Appreciation/Depreciation
   on Investments                                             858          117
                                                       ----------   ----------
Net Gain (Loss) on Investments                              2,055          121
                                                       ----------   ----------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                            $    2,010   $      124
                                                       ==========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                (In Thousands)

                                                                Strong Dividend
                                                                  Income Fund
                                                                ---------------
Income:
  Dividends (net of foreign withholding taxes of $21)           $         2,037
  Interest                                                                   11
                                                                ---------------
  Total Income                                                            2,048

Expenses (Note 4):
  Investment Advisory Fees                                                  436
  Administrative Fees                                                       223
  Custodian Fees                                                             19
  Shareholder Servicing Costs                                               275
  Reports to Shareholders                                                    51
  Other                                                                      43
                                                                ---------------
  Total Expenses before Expense Offsets                                   1,047
  Expense Offsets                                                            (7)
                                                                ---------------
  Expenses, Net                                                           1,040
                                                                ---------------
Net Investment Income (Loss)                                              1,008

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                (7,315)
  Net Change in Unrealized Appreciation/Depreciation on
   Investments                                                           20,518
                                                                ---------------
Net Gain (Loss) on Investments                                           13,203
                                                                ---------------
Net Increase (Decrease) in Net Assets Resulting from Operations $        14,211
                                                                ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                           Strong All Cap Value Fund            Strong Dow 30 Value Fund
                                                        --------------------------------   --------------------------------
                                                        Six Months Ended   Period Ended    Six Months Ended    Year Ended
                                                          June 30, 2003    Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------   ----------------   -------------
                                                           (Unaudited)       (Note 1)        (Unaudited)
Operations:
  Net Investment Income (Loss)                               $   (13)         $   (13)          $    336        $     776
  Net Realized Gain (Loss)                                      (178)            (257)            (5,425)          (6,865)
  Net Change in Unrealized Appreciation/Depreciation             690             (410)            11,282          (10,850)
                                                             -------          -------           --------        ---------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                               499             (680)             6,193          (16,939)
Total Distributions From Net Investment Income                    --               --                 --             (776)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  1,059            3,189             (8,138)          (1,769)
                                                             -------          -------           --------        ---------
Total Increase (Decrease) in Net Assets                        1,558            2,509             (1,945)         (19,484)
Net Assets:
  Beginning of Period                                          2,509               --             88,360          107,844
                                                             -------          -------           --------        ---------
  End of Period                                              $ 4,067          $ 2,509           $ 86,415        $  88,360
                                                             =======          =======           ========        =========
  Undistributed Net Investment Income (Loss)                 $   (13)         $    --           $    345        $       9

                                                                  Strong Mid Cap
                                                                 Disciplined Fund            Strong Multi Cap Value Fund
                                                        --------------------------------   --------------------------------
                                                        Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                          June 30, 2003    Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------   ----------------   -------------
                                                           (Unaudited)                       (Unaudited)
Operations:
  Net Investment Income (Loss)                              $    (330)       $     132         $    (405)       $  (1,094)
  Net Realized Gain (Loss)                                     14,834          (22,931)          (24,879)         (43,569)
  Net Change in Unrealized Appreciation/Depreciation           12,838           (6,024)           48,767          (32,095)
                                                            ---------        ---------         ---------        ---------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                             27,342          (28,823)           23,483          (76,758)
Total Distributions From Net Realized Gains                        --           (5,190)               --               --
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  67,042           97,012           (17,287)         (56,429)
                                                            ---------        ---------         ---------        ---------
Total Increase (Decrease) in Net Assets                        94,384           62,999             6,196         (133,187)
Net Assets:
  Beginning of Period                                         155,411           92,412           220,262          353,449
                                                            ---------        ---------         ---------        ---------
  End of Period                                             $ 249,795        $ 155,411         $ 226,458        $ 220,262
                                                            =========        =========         =========        =========
  Undistributed Net Investment Income (Loss)                $    (266)       $      64         $    (405)       $      --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                             Strong Small Company
                                                                  Value Fund                  Strong Strategic Value Fund
                                                        --------------------------------   --------------------------------
                                                        Six Months Ended   Period Ended    Six Months Ended   Period Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------   ----------------   -------------
                                                           (Unaudited)        (Note 1)        (Unaudited)        (Note 1)
Operations:
  Net Investment Income (Loss)                               $    (45)        $   (46)         $      3          $     3
  Net Realized Gain (Loss)                                      1,197            (338)                4              (59)
  Net Change in Unrealized Appreciation/Depreciation              858            (302)              117             (137)
                                                             --------         -------          --------          -------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                              2,010            (686)              124             (193)
Total Distributions From Net Investment Income                     --              --                --               (3)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   4,799           8,557               148            1,255
                                                             --------         -------          --------          -------
Total Increase (Decrease) in Net Assets                         6,809           7,871               272            1,059
  Net Assets:
  Beginning of Period                                           7,871              --             1,059               --
                                                             --------         -------          --------          -------
  End of Period                                              $ 14,680         $ 7,871          $  1,331          $ 1,059
                                                             ========         =======          ========          =======
  Undistributed Net Investment Income (Loss)                 $    (45)        $    --          $      3          $    --

                                                                Strong Dividend
                                                                  Income Fund
                                                        --------------------------------
                                                        Six Months Ended    Year Ended
                                                          June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------
                                                           (Unaudited)
Operations:
  Net Investment Income (Loss)                              $   1,008       $   2,023
  Net Realized Gain (Loss)                                     (7,315)        (13,941)
  Net Change in Unrealized Appreciation/Depreciation           20,518         (30,589)
                                                            ---------       ---------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                             14,211         (42,507)
Distributions:
  From Net Investment Income:
    Investor Class                                               (987)         (2,045)
    Class K                                                       (33)             (8)
  From Net Realized Gains:
    Investor Class                                                 --          (3,774)
    Class K                                                        --              (2)
                                                            ---------       ---------
  Total Distributions                                          (1,020)         (5,829)

Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  (2,027)        (34,368)
                                                            ---------       ---------
Total Increase (Decrease) in Net Assets                        11,164         (82,704)
Net Assets:
  Beginning of Period                                         151,724         234,428
                                                            ---------       ---------
  End of Period                                             $ 162,888       $ 151,724
                                                            =========       =========
  Undistributed Net Investment Income (Loss)                $       1       $      13

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Value Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:

     - Strong All Cap Value Fund/(1)/ (a series of Strong Equity Funds II, Inc.)
     - Strong Dow 30 Value Fund/(2)/ (a series of Strong Equity Funds, Inc.)
     - Strong Mid Cap Disciplined Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Multi Cap Value Fund/(1)/ (a series of Strong Equity Funds II,
       Inc.)
     - Strong Small Company Value Fund/(1)/ (a series of Strong Equity Funds II, Inc.)
     - Strong Strategic Value Fund/(1)/ (a series of Strong Equity Funds II,
       Inc.)
     - Strong Dividend Income Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
       /(1)/ Diversified Fund
       /(2)/ Non-diversified Fund

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong All Cap Value Fund, Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund commenced operations on March 28, 2002 (public launch date of April 2, 2002).

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.
          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences

--------------------------------------------------------------------------------

          that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in Repurchase Agreements, Investment Funds, Government Obligations and/or Bank Obligations. At June 30, 2003, the Funds had no securities on loan.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                            Administrative   Administrative
                                                                Fees -            Fees -
                                            Advisory Fees   Investor Class       Class K
                                            -------------   --------------   --------------
     Strong All Cap Value Fund                0.75%/(1)/         0.30%                *
     Strong Dow 30 Value Fund                 0.55%              0.30%                *
     Strong Mid Cap Disciplined Fund          0.75%/(1)/         0.30%                *
     Strong Multi Cap Value Fund              0.75%              0.25%                *
     Strong Small Company Value Fund          0.75%/(1)/         0.30%                *
     Strong Strategic Value Fund              0.75%/(1)/         0.30%                *
     Strong Dividend Income Fund              0.70%/(2)/         0.30%            0.25%

     *    Fund does not offer share class.

     (1) The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     (2) The Investment Advisory fees are 0.70% for the first $4 billion in net assets, 0.675% for the next $2 billion, and 0.65% for net assets $6 billion and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong All Cap Value Fund, Strong

--------------------------------------------------------------------------------

     Small Company Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund Class K to keep Total Annual Operating Expenses at no more than 2.00%, 2.00%, 2.00%, and 0.99%, respectively. These contracts may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net asset value of the class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The W.H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund's advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2003, totaled $203,917.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act. Under this plan, Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                               Payable to/
                                            (Receivable From)
                                            Administrator or    Shareholder Servicing   Transfer Agency     Unaffiliated
                                               Advisor at        and Other Expenses         Banking          Director's
                                              June 30, 2003     Paid to Administrator   Charges/(Credits)       Fees
                                            -----------------   ---------------------   -----------------   ------------
     Strong All Cap Value Fund                 $       99            $    4,378             $      56         $     286
     Strong Dow 30 Fund                            29,930               165,898                 1,233             1,773
     Strong Mid Cap Disciplined Fund               72,346               401,892                 3,762             2,822
     Strong Multi Cap Value Fund                  173,996               588,027                 5,258             5,013
     Strong Small Company Value Fund                5,039                19,312                   119               347
     Strong Strategic Value Fund                      213                 2,144                    20               264
     Strong Dividend Income Fund                   50,480               276,064                 4,967             3,444

     The Distributor owns 11.1% and 33.3% of Strong All Cap Value Fund and Strong Strategic Value Fund, respectively, at June 30, 2003.

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                         Administrative     Shareholder      Reports to
                                              Fees        Servicing Costs   Shareholders    Other
                                         --------------   ---------------   ------------    -----
     Strong Dividend Income Fund
       Investor Class                      $  218,882       $  271,984       $  48,898     $ 3,783
       Class K                                  3,958            3,153           2,521       2,111

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                                      Expense       Directed
                                                    Waivers and     Brokerage     Earnings
                                                    Absorptions      Credits       Credits
                                                    -----------     ---------     --------
     Strong All Cap Value Fund                      $  (20,640)    $   (1,338)    $    (2)
     Strong Dow 30 Fund                                     --        (17,604)        (69)
     Strong Mid Cap Disciplined Fund                        --        (48,351)       (167)
     Strong Multi Cap Value Fund                            --        (43,449)        (80)
     Strong Small Company Value Fund                    (6,782)        (7,667)        (38)
     Strong Strategic Value Fund                       (14,224)          (360)       (290)
     Strong Dividend Income Fund
          Investor Class                                    --             --          --
          Class K                                       (6,504)            --          --
          Fund Level                                        --             --          (2)

5.   Capital Share Transactions

                                                      Strong All Cap Value Fund           Strong Dow 30 Value Fund
                                                   --------------------------------   ---------------------------------
                                                   Six Months Ended   Period Ended    Six Months Ended    Year Ended
                                                     June 30, 2003    Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                   ----------------   -------------   ----------------   -------------
                                                      (Unaudited)       (Note 1)         (Unaudited)
Capital Share Transactions of Each of
 the Funds Were as Follows:
  Proceeds from Shares Sold                          $ 2,062,517      $ 4,071,980       $  11,216,162     $ 59,529,755
  Proceeds from Reinvestment of Distributions                 --               --                  --          730,231
  Payment for Shares Redeemed                         (1,003,852)        (883,023)        (19,353,953)     (62,029,356)
                                                     -----------      -----------       -------------     ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        $ 1,058,665      $ 3,188,957       $  (8,137,791)    $ (1,769,370)
                                                     ===========      ===========       =============     ============

Transactions in Shares of Each of
 the Funds Were as Follows:
  Sold                                                   249,518          433,085           1,079,396        5,072,822
  Issued in Reinvestment of Distributions                     --               --                  --           70,554
  Redeemed                                              (131,679)        (102,039)         (1,856,446)      (5,274,785)
                                                     -----------      -----------       -------------     ------------
Net Increase (Decrease) in Shares of the Fund            117,839          331,046            (777,050)        (131,409)
                                                     ===========      ===========       =============     ============

--------------------------------------------------------------------------------

                                                       Strong Mid Cap
                                                      Disciplined Fund
                                               --------------------------------
                                               Six Months Ended   Year Ended
                                                 June 30, 2003   Dec. 31, 2002
                                               ----------------  --------------
                                                 (Unaudited)
Capital Share Transactions of
 the Fund Were as Follows:
  Proceeds from Shares Sold                      $ 126,257,399   $  237,099,905
  Proceeds from Reinvestment of Distributions               59        4,991,790
  Payment for Shares Redeemed                      (59,215,805)    (145,079,680)
                                                 -------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                    $  67,041,653   $   97,012,015
                                                 =============   ==============

Transactions in Shares of
 the Fund Were as Follows:
  Sold                                               8,214,896       13,917,230
  Issued in Reinvestment of Distributions                    3          332,122
  Redeemed                                          (4,012,962)      (9,089,248)
                                                 -------------   --------------
Net Increase (Decrease) in Shares of the Fund        4,201,937        5,160,104
                                                 =============   ==============

                                                       Strong Multi Cap
                                                          Value Fund
                                               --------------------------------
                                               Six Months Ended   Year Ended
                                                 June 30, 2003   Dec. 31, 2002
                                               ----------------  --------------
                                                  (Unaudited)
Capital Share Transactions of
 the Fund Were as Follows:
  Proceeds from Shares Sold                      $  17,816,016   $   78,012,616
  Proceeds from Reinvestment of Distributions               --               --
  Payment for Shares Redeemed                      (35,102,554)    (134,442,144)
                                                 -------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                    $ (17,286,538)  $  (56,429,528)
                                                 =============   ==============

Transactions in Shares of
 the Fund Were as Follows:
  Sold                                                 433,212        1,576,267
  Issued in Reinvestment of Distributions                   --               --
  Redeemed                                            (878,798)      (2,807,259)
                                                 --------------  --------------
Net Increase (Decrease) in Shares of the Fund          (445,586)     (1,230,992)
                                                 ==============  ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                         Strong Small Company                    Strong Strategic
                                                              Value Fund                            Value Fund
                                                    --------------------------------    --------------------------------
                                                    Six Months Ended   Period Ended     Six Months Ended   Period Ended
                                                      June 30, 2003    Dec. 31, 2002      June 30, 2003    Dec. 31, 2002
                                                    ----------------   -------------    ----------------   -------------
                                                       (Unaudited)       (Note 1)          (Unaudited)        (Note 1)
Capital Share Transactions of Each of
 the Funds Were as Follows:
  Proceeds from Shares Sold                           $   8,477,740     $ 12,489,329       $  269,388       $ 1,378,800
  Proceeds from Reinvestment of Distributions                    --               --                1             1,908
  Payment for Shares Redeemed                            (3,678,587)      (3,932,253)        (121,296)         (125,993)
                                                      -------------     ------------       ----------       -----------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         $   4,799,153     $  8,557,076       $  148,093       $ 1,254,715
                                                      =============     ============       ==========       ===========

Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                      811,791        1,293,229           32,789           147,078
  Issued in Reinvestment of Distributions                        --               --               --               239
  Redeemed                                                 (380,766)        (430,385)         (15,165)          (14,771)
                                                      -------------     ------------       ----------       -----------
Net Increase (Decrease) in Shares of the Fund               431,025          862,844           17,624           132,546
                                                      =============     ============       ==========       ===========

                                                       Strong Dividend
                                                         Income Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                  June 30, 2003   Dec. 31, 2002
                                                ----------------  -------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $   13,160,168   $  38,534,864
  Proceeds from Reinvestment of Distributions           928,289       5,488,214
  Payment for Shares Redeemed                       (19,291,669)    (78,977,366)
                                                 --------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        (5,203,212)    (34,954,288)

CLASS K
  Proceeds from Shares Sold                           3,512,543         583,445
  Proceeds from Reinvestment of Distributions            25,582           4,000
  Payment for Shares Redeemed                          (362,171)         (1,203)
                                                 --------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         3,175,954         586,242
                                                 --------------   -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                      $   (2,027,258)  $ (34,368,046)
                                                 ==============   =============

--------------------------------------------------------------------------------

                                                  Strong Dividend Income Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                  June 30, 2003   Dec. 31, 2002
                                                ----------------  -------------
                                                   (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                1,073,670       2,769,920
  Issued in Reinvestment of Distributions                76,531         382,045
  Redeemed                                           (1,626,318)     (5,825,250)
                                                 --------------   -------------
  Net Increase (Decrease) in Shares                    (476,117)     (2,673,285)

CLASS K
  Sold                                                  298,293          47,496
  Issued in Reinvestment of Distributions                 2,136             298
  Redeemed                                              (30,391)           (103)
                                                 --------------   -------------
Net Increase (Decrease) in Shares                       270,038          47,691
                                                 ==============   =============

6.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to 5%) of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong All Cap Value Fund, Strong Mid Cap Disciplined Fund and Strong Small Company Value Fund, had minimal borrowings under the LOC during the period. During the period ended June 30, 2003, the Strong All Cap Value Fund, Strong Mid Cap Disciplined Fund and Strong Small Company Value Fund had an outstanding average daily balance of $2,762, $143,094 and $14,365, respectively, under the LOC. The maximum amount outstanding during the period was $2,400,000. Interest expense for the Funds that had borrowings under the LOC amounted to $1,525 for the period ended June 30, 2003. At June 30, 2003, there were no borrowings by the Funds outstanding under the LOC.

7.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, are as follows:

                                                Purchases         Sales
                                              -------------   -------------
     Strong All Cap Value Fund                $   3,201,616   $   2,286,962
     Strong Dow 30 Fund                          50,891,684      53,582,148
     Strong Mid Cap Disciplined Fund            330,173,418     271,609,347
     Strong Multi Cap Value Fund                 58,938,766      94,662,571
     Strong Small Company Value Fund             12,447,799       8,479,399
     Strong Strategic Value Fund                    251,313         103,071
     Strong Dividend Income Fund                 82,835,378      85,286,589

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                              Net Unrealized
                                                                   Gross          Gross        Appreciation/
                                                    Cost of      Unrealized     Unrealized    (Depreciation)
                                                  Investments   Appreciation  (Depreciation)  on Investments
                                                 -------------  ------------  --------------  --------------
     Strong All Cap Value Fund                   $   4,046,275  $    256,986   $   (123,317)  $     133,669
     Strong Dow 30 Value Fund                       87,786,101     3,738,791     (5,297,085)     (1,558,294)
     Strong Mid Cap Disciplined Fund               238,568,513    19,837,099     (7,889,647)     11,947,452
     Strong Multi Cap Value Fund                   269,923,112     6,424,495    (48,900,114)    (42,475,619)
     Strong Small Company Value Fund                13,922,889     1,124,036       (574,031)        550,005
     Strong Strategic Value Fund                     1,371,258        79,516       (102,345)        (22,829)
     Strong Dividend Income Fund                   148,317,479    15,429,796     (1,533,690)     13,896,106

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                   Net Capital
                                                      Loss        Post-October
                                                   Carryovers        Losses
                                                  ------------    ------------
     Strong All Cap Value Fund                    $    153,782    $      4,281
     Strong Dow 30 Value Fund                        8,786,275         246,640
     Strong Mid Cap Disciplined Fund                21,451,108         348,056
     Strong Multi Cap Value Fund                    63,598,979      23,149,673
     Strong Small Company Value Fund                   330,648              --
     Strong Strategic Value Fund                        52,059           4,514
     Strong Dividend Income Fund                    10,126,939       2,048,028

9.   Special Meeting of Shareholders of Strong Multi Cap Value Fund

     On August 1, 2003, the Strong Multi Cap Value Fund's and Strong Advisor Small Cap Value Fund's Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Multi Cap Value Fund is closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                             Period Ended
                                                         ---------------------
                                                         June 30,     Dec. 31,
Selected Per-Share Data/(a)/                             2003/(b)/   2002/(c)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $   7.58    $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                             (0.03)      (0.04)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              1.51       (2.38)
------------------------------------------------------------------------------
  Total from Investment Operations                          1.48       (2.42)

Less Distributions:
  From Net Investment Income                                  --          --
------------------------------------------------------------------------------
  Total Distributions                                         --          --
------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   9.06    $   7.58
==============================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------
   Total Return                                            +19.5%      -24.2%
   Net Assets, End of Period (In Millions)              $      4    $      3
   Ratio of Expenses to Average Net Assets Before
    Expense Offsets                                          3.5%*       3.6%*
   Ratio of Expenses to Average Net Assets                   1.9%*       1.9%*
   Ratio of Net Investment Income (Loss) to Average
    Net Assets                                              (0.9%)*     (0.7%)*
   Portfolio Turnover Rate                                  82.8%      107.7%

STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                              --------------------------------------------------------------
                                                              June 30,   Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                  2003/(b)/    2002       2001       2000      1999       1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 10.35    $ 12.44    $ 13.49    $ 14.22   $ 11.43    $ 10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                   0.04       0.09       0.07       0.06      0.05       0.18
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                   0.75      (2.09)     (1.05)     (0.73)     2.79       1.43
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               0.79      (2.00)     (0.98)     (0.67)     2.84       1.61

Less Distributions:
  From Net Investment Income                                       --      (0.09)     (0.07)     (0.06)    (0.05)     (0.18)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              --      (0.09)     (0.07)     (0.06)    (0.05)     (0.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $ 11.14    $ 10.35    $ 12.44    $ 13.49   $ 14.22    $ 11.43
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +7.6%     -16.1%      -7.3%      -4.8%    +24.9%     +16.1%
  Net Assets, End of Period (In Millions)                     $    86    $    88    $   108    $   160   $   114    $    28
  Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                        1.4%*      1.4%       1.3%       1.2%      1.1%       2.0%
  Ratio of Expenses to Average Net Assets                         1.4%*      1.4%       1.3%       1.2%      1.1%       0.1%
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                         0.8%*      0.8%       0.5%       0.5%      0.6%       2.1%
  Portfolio Turnover Rate                                        66.8%     109.4%     110.6%      87.1%     64.8%      45.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period April 2, 2002 (public launch date) to December, 2002 (Note
     1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                               -----------------------------------------------------------------
                                                               June 30,     Dec. 31,     Dec. 31,        Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                   2003/(b)/      2002         2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 14.85      $ 17.42      $ 15.50         $ 13.52        $ 10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.02)        0.01        (0.02)          (0.00)/(c)/    (0.10)
  Net Realized and Unrealized Gains (Losses) on Investments       2.20        (2.06)        1.94            3.00           3.62
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                2.18        (2.05)        1.92            3.00           3.52

Less Distributions:
  From Net Investment Income                                        --           --           --           (0.06)            --
  From Net Realized Gains                                           --        (0.52)       (0.00)/(c)/     (0.96)            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --        (0.52)       (0.00)/(c)/     (1.02)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 17.03      $ 14.85      $ 17.42         $ 15.50        $ 13.52
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +14.7%       -11.8%       +12.4%          +22.8%         +35.2%
  Net Assets, End of Period (In Millions)                      $   250      $   155      $    92         $    18        $     6
  Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                         1.7%*        1.5%         1.5%            1.9%           2.0%
  Ratio of Expenses to Average Net Assets                          1.6%*        1.5%         1.5%            1.9%           2.0%
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                         (0.3%)*       0.1%        (0.2%)          (0.1%)         (0.9%)
  Portfolio Turnover Rate                                        136.4%       430.7%       647.6%          300.6%         245.7%

STRONG MULTI CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                               Period Ended
                                          -----------------------------------------------------------------------------------------
                                          June 30,    Dec. 31,  Dec. 31,    Sept. 30,      Sept. 30,           Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/              2003/(b)/    2002     2001/(d)/   2001/(e)/         2000               1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $ 40.13    $ 52.60    $ 45.71     $ 51.89        $ 46.10             $ 49.85    $  67.29

Income From Investment Operations:
  Net Investment Income (Loss)              (0.08)     (0.20)     (0.05)       0.02          (0.00)/(c)//(f)/     0.44        0.40
  Net Realized and Unrealized Gains
   (Losses) on Investments                   4.86     (12.27)      6.96       (6.20)          6.29               (3.83)     (15.81)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations           4.78     (12.47)      6.91       (6.18)          6.29               (3.39)     (15.41)

Less Distributions:
  From Net Investment Income                   --         --      (0.02)         --          (0.50)              (0.36)      (0.59)
  From Net Realized Gains                      --         --         --          --             --                  --       (1.44)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                          --         --      (0.02)         --          (0.50)              (0.36)      (2.03)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $ 44.91    $ 40.13    $ 52.60     $ 45.71        $ 51.89             $ 46.10    $  49.85
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                              +11.9%     -23.7%     +15.1%      -11.9%         +13.7%               -6.9%      -23.5%
  Net Assets, End of Period
   (In Millions)                          $   226    $   220    $   353     $   308        $   402             $   659    $  1,428
  Ratio of Expenses to Average Net
   Assets Before Expense Offsets              1.7%*      1.6%       1.5%*       1.6%           1.5%                1.4%        1.2%
  Ratio of Expenses to Average Net
   Assets                                     1.7%*      1.6%       1.5%*       1.6%           1.5%                1.4%        1.2%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                     (0.4%)*    (0.4%)     (0.1%)*     (0.0%)/(c)/    (0.0%)/(c)/          0.6%        0.7%
  Portfolio Turnover Rate                    28.7%      65.8%      18.1%       58.1%          52.2%               67.1%       39.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Amount calculated is less than $0.005 or 0.05%.
(d)  In 2001, the Fund changed its fiscal year-end from September to December.
(e) Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(f) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

                                                             Period Ended
                                                        ---------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2003/(b)/   2002/(c)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  9.12      $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                            (0.03)        (0.05)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                             2.26         (0.83)
-----------------------------------------------------------------------------
  Total from Investment Operations                         2.23         (0.88)

Less Distributions:
  From Net Investment Income                                 --            --
-----------------------------------------------------------------------------
  Total Distributions                                        --            --
-----------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 11.35      $   9.12
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                            +24.5%         -8.8%
  Net Assets, End of Period (In Millions)               $    15      $      8
  Ratio of Expenses to Average Net Assets Before
   Expense  Offsets                                         2.1%*         2.6%*
  Ratio of Expenses to Average Net Assets                   1.8%*         2.0%*
  Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               (1.0%)*       (1.0%)*
  Portfolio Turnover Rate                                  97.8%        200.5%

STRONG STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

                                                             Period Ended
                                                        ---------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2003/(b)/   2002/(c)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  7.99      $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                             0.02          0.02
  Net Realized and Unrealized Gains (Losses) on
   Investments                                             0.86         (2.01)
-----------------------------------------------------------------------------
  Total from Investment Operations                         0.88         (1.99)

Less Distributions:
  From Net Investment Income                                 --         (0.02)
-----------------------------------------------------------------------------
  Total Distributions                                        --         (0.02)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                          $  8.87      $   7.99
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                            +11.0%        -19.9%
  Net Assets, End of Period (In Millions)               $     1      $      1
  Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                          4.5%*         5.9%*
  Ratio of Expenses to Average Net Assets                   1.9%*         1.9%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                               0.5%*         0.5%*
  Portfolio Turnover Rate                                   9.3%         56.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period April 2, 2002 (public launch date) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG DIVIDEND INCOME -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                Period Ended
                                               ----------------------------------------------------------------------------
                                               June 30,    Dec. 31,   Dec. 31,   Dec. 31,    Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                   2003/(b)/     2002       2001     2000/(c)/     2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $ 11.85     $ 15.19    $ 17.49    $ 17.31     $  17.18   $  16.31   $  13.97
Income From Investment Operations:
  Net Investment Income (Loss)                    0.08        0.15       0.35       0.07         0.37       0.37       0.35
  Net Realized and Unrealized Gains (Losses)
   on Investments                                 1.08       (3.09)     (2.30)      1.01         1.88       1.52       3.12
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.16       (2.94)     (1.95)      1.08         2.25       1.89       3.47
Less Distributions:
  From Net Investment Income                     (0.08)      (0.15)     (0.35)     (0.08)       (0.36)     (0.41)     (0.37)
  From Net Realized Gains                           --       (0.25)        --      (0.82)       (1.76)     (0.61)     (0.76)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.08)      (0.40)     (0.35)     (0.90)       (2.12)     (1.02)     (1.13)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $ 12.93     $ 11.85    $ 15.19    $ 17.49     $  17.31   $  17.18   $  16.31
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                    +9.8%      -19.8%     -11.2%      +6.6%       +15.4%     +11.8%     +25.7%
  Net Assets, End of Period (In Millions)      $   159     $   151    $   234    $   298     $    260   $    245   $    214
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                          1.4%*       1.4%       1.1%       1.0%*        1.0%       1.0%       1.0%
  Ratio of Expenses to Average Net Assets          1.4%*       1.4%       1.1%       1.0%*        1.0%       1.0%       1.0%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                              1.3%*       1.0%       2.1%       2.5%*        2.3%       2.2%       2.4%
  Portfolio Turnover Rate/(d)/                    55.5%      114.1%      76.9%       7.0%       106.8%      74.9%      69.0%

STRONG DIVIDEND INCOME FUND -- CLASS K
--------------------------------------------------------------------------------

                                                       Period Ended
                                                  ----------------------
                                                   June 30,      Dec. 31,
Selected Per-Share Data/(a)/                      2003/(b)/     2002/(e)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    11.71    $    15.19
Income From Investment Operations:
  Net Investment Income (Loss)                          0.09          0.25
  Net Realized and Unrealized Gains (Losses)
   on Investments                                       1.09         (3.13)
---------------------------------------------------------------------------
  Total from Investment Operations                      1.18         (2.88)
Less Distributions:
  From Net Investment Income                           (0.11)        (0.35)
  From Net Realized Gains                                 --         (0.25)
---------------------------------------------------------------------------
  Total Distributions                                  (0.11)        (0.60)
---------------------------------------------------------------------------
Net Asset Value, End of Period                    $    12.78    $    11.71
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                         +10.1%        -19.4%
  Net Assets, End of Period (In Millions)         $        4    $        1
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                                1.4%*         2.1%*
  Ratio of Expenses to Average Net Assets                1.0%*         1.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                    1.8%*         1.6%*
  Portfolio Turnover Rate/(d)/                          55.5%        114.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the period January 2, 2002 (public launch date) to December 31, 2002.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35738 08-03

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SVLU/WH3295 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Equity Funds II, Inc.; on behalf of Strong All Cap Value Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------